Registration No. 2-40357
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933             X

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 31          X

                                     and/or

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940         X

                                Amendment No. 31                  X
                        (Check appropriate box or boxes)
                              --------------------
                                 EVERGREEN TRUST
               (Exact name of registrant as specified in charter)

                             2500 Westchester Avenue
                              Purchase, N.Y. 10577
                    (Address of Principal Executive Offices)

       (Registrant's Telephone Number, Including Area Code (914) 694-2020)

                             Joseph J. McBrien, Esq.
                        Evergreen Asset Management Corp.
                  2500 Westchester Avenue, Purchase, N.Y. 10577
                     (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) / /Immediately upon filing pursuant to paragraph (b) or / /on (date) pursuant to paragraph (b) or / /60 days after filing pursuant to paragraph (a)(i) or / /on (date) pursuant to paragraph (a)(i) or / /75 days after filing pursuant to paragraph (a)(ii) or / /on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

/ /This post-effective amendment designates a new effective date for a previously filed  post-effective  amendment
/ /60 days after  filing  pursuant to  paragraph (a)(i)
/ /on (date) pursuant to paragraph (a)(i)

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended September 30, 1994 was filed on or about November 30, 1995.

                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

  Item 1.  Cover Page                                Cover Page

  Item 2.  Synopsis and Fee Table                    Overview of the Fund(s);
                                                     Expense Information

  Item 3.  Condensed Financial Information           Financial Highlights

  Item 4.  General Description of Registrant         Cover Page; Description of
                                  the Fund(s);
                                                     General Information

  Item 5.  Management of the Fund                    Management of the Fund(s);
                                                     General Information

  Item 5A. Management's Discussion                   Management's Discussion of
                                                     Fund(s) Performance

  Item 6.  Capital Stock and Other Securities        Dividends, Distributions
                                                     and Taxes; General
                                   Information

  Item 7.  Purchase of Securities Being Offered      Purchase and Redemption
                                    of Shares

  Item 8.  Redemption or Repurchase                  Purchase and Redemption
                                    of Shares

  Item 9.  Pending Legal Proceedings                 Not Applicable


                                                     Location in Statement of
Part B                                               Additional Information

  Item 10. Cover Page                                Cover Page

  Item 11. Table of Contents                         Table of Contents

  Item 12. General Information and History           Not Applicable

  Item 13. Investment Objectives and Policies        Investment Objectives and
                                                     Policies;Investment
                                                     Restrictions; Other
                                                     Restrictions and Operating
                                    Policies

  Item 14. Management of the Fund                    Management

  Item 15. Control Persons and Principal             Management
           Holders of Securities

  Item 16. Investment Advisory and Other Services    Investment Adviser;
                                                     Purchase of Shares

  Item 17. Brokerage Allocation                      Allocation of Brokerage

  Item 18. Capital Stock and Other Securities        Purchase of Shares

  Item 19. Purchase, Redemption and Pricing of       Distribution Plans;
           Securities Being Offered                  Purchase of Shares;
                                                     Net Asset Value

  Item 20. Tax Status                                Additional Tax Information

  Item 21. Underwriters                              Distribution Plans;
                                                     Purchase of Shares

  Item 22. Calculation of Performance Data           Performance Information

  Item 23. Financial Statements                      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

*******************************************************************************

                              ABC SHARE PROSPECTUS

*******************************************************************************

  PROSPECTUS                                                November 30, 1995
  EVERGREEN(SM) DOMESTIC GROWTH FUNDS            (Evergreen Logo appears here)
  EVERGREEN FUND
  EVERGREEN U.S. REAL ESTATE EQUITY FUND
  EVERGREEN LIMITED MARKET FUND
  EVERGREEN AGGRESSIVE GROWTH FUND
  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES
           The Evergreen Domestic Growth Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth and diversification. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds dated November 30, 1995 has been filed with the Securities and Exchange
  Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 807-2940. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF
  ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED
  OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
  INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                13
         Investment Practices and Restrictions             15
MANAGEMENT OF THE FUNDS
         Investment Advisers                               17
         Sub-Adviser                                       18
         Distribution Plans and Agreements                 19
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 19
         How to Redeem Shares                              22
         Exchange Privilege                                23
         Shareholder Services                              24
         Effect of Banking Laws                            24
OTHER INFORMATION
         Dividends, Distributions and Taxes                25
         Management's Discussion of Fund Performance       25
         General Information                               25

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to the EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND, INC. is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, one of the ten largest bank holding companies in the United States. The Capital Management Group of FUNB serves as investment adviser to EVERGREEN AGGRESSIVE GROWTH FUND.
       EVERGREEN FUND seeks to achieve capital appreciation by investing in the securities of little-known or relatively small companies, or companies undergoing changes which the Fund's investment adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.
       EVERGREEN U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. It invests primarily in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not purchase direct interests in real estate.
       EVERGREEN LIMITED MARKET FUND seeks to achieve capital appreciation in the value of its shares. Income is not a factor in the selection of portfolio securities. In attempting to achieve its objective, the policy of EVERGREEN LIMITED MARKET FUND is to invest principally in securities of companies for which there is a relatively limited trading market. Generally these are little-known, small or special situation companies.
       EVERGREEN AGGRESSIVE GROWTH FUND (successor to ABT Emerging Growth Fund) seeks long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above average appreciation potential.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C Shares of a Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES              Class A Shares                  Class B Shares                  Class C Shares
Maximum Sales Charge Imposed on Purchases          4.75%                           None                            None
(as a % of offering price)
Sales Charge on Dividend Reinvestments             None                            None                            None
Contingent Deferred Sales Charge (as a % of        None        5% during the first year, 4% during the        1% during the
original purchase price or redemption                          second year, 3% during the third and fourth    first year and
proceeds, whichever is lower)                                  years, 2% during the fifth year, 1% during     0% thereafter
                                                               the sixth and seventh years and 0% after the
                                                               seventh year
Redemption Fee                                     None                            None                            None
Exchange Fee                                       None                            None                            None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and C, no redemption at the end of each period.
       In the following examples (i) the expenses for Class A Shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B Shares and Class C Shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B Shares reflect the conversion to Class A Shares eight years after purchase (years eight through ten, therefore, reflect Class A expenses).
EVERGREEN FUND

                                                                                        EXAMPLES
                                                                                                         Assuming
                                                                             Assuming Redemption           No
                             ANNUAL OPERATING EXPENSES                        at End of Period           Redemption
                         Class A    Class B    Class C                  Class A    Class B    Class C    Class B     Class C
Management Fees           1.00%      1.00%      1.00%
                                                         After 1 Year    $  61      $  72      $  32      $  22       $  22
12b-1 Fees*                .25%      1.00%      1.00%
                                                         After 3 Years   $  90      $  98      $  68      $  68       $  68
Other Expenses             .16%       .16%       .16%
                                                         After 5 Years   $ 121      $ 136      $ 116      $ 116       $ 116
                                                         After 10 Years  $ 209      $ 221      $ 249      $ 221       $ 249
Total                     1.41%      2.16%      2.16%


EVERGREEN U.S. REAL ESTATE EQUITY FUND

                                                                                          EXAMPLES
                                                                                                           Assuming
                                                                          Assuming Redemption at End of      No
                             ANNUAL OPERATING EXPENSES                               Period                Redemption
                         Class A    Class B    Class C                    Class A    Class B    Class C    Class B    Class C
Management Fees           1.00%      1.00%      1.00%
                                                         After 1 Year      $  64      $  75      $  35      $  25      $  25
12b-1 Fees*                .25%      1.00%      1.00%
                                                         After 3 Years     $ 100      $ 108      $  78      $  78      $  78
Other Expenses
                                                         After 5 Years     $ 138      $ 153      $ 133      $ 133      $ 133
(after reimbursement)**    .50%       .50%       .50%
                                                         After 10 Years    $ 244      $ 257      $ 284      $ 257      $ 284
Total                     1.75%      2.50%      2.50%


EVERGREEN LIMITED MARKET FUND

                                                                                          EXAMPLES
                                                                                                           Assuming
                                                                          Assuming Redemption at End of      No
                             ANNUAL OPERATING EXPENSES                               Period                Redemption
                         Class A    Class B    Class C                    Class A    Class B    Class C    Class B    Class C
Management Fees           1.00%      1.00%      1.00%
                                                         After 1 Year      $  63      $  74      $  34      $  24      $  24
12b-1 Fees*                .25%      1.00%      1.00%
                                                         After 3 Years     $  96      $ 104      $  74      $  74      $  74
Other Expenses             .36%       .36%       .36%
                                                         After 5 Years     $ 131      $ 146      $ 126      $ 126      $ 126
                                                         After 10 Years    $ 230      $ 242      $ 270      $ 242      $ 270
Total                     1.61%      2.36%      2.36%


EVERGREEN AGGRESSIVE GROWTH FUND

                                                                                          EXAMPLES
                                                                                                           Assuming
                                                                          Assuming Redemption at End of      No
                             ANNUAL OPERATING EXPENSES                               Period                Redemption
                         Class A    Class B    Class C                    Class A    Class B    Class C    Class B   Class C
Management Fees            .60%       .60%       .60%
                                                         After 1 Year      $  60      $  71      $  31      $  21     $  21
12b-1 Fees*                .25%      1.00%      1.00%
                                                         After 3 Years     $  88      $  95      $  65      $  65     $  65
Other Expenses             .48%       .48%       .48%
                                                         After 5 Years     $ 117      $ 132      $ 112      $ 112     $ 112
                                                         After 10 Years    $ 200      $ 213      $ 241      $ 213     $ 241
Total                     1.33%      2.08%      2.08%


*Class A Shares can pay up to . 75 of 1% of average net assets as a 12b-1 Fee. For the foreseeable future, the Class A shares 12b-1 Fees will be limited to .25 of 1% of average net assets. For Class B and Class C Shares a portion of the 12b-1 Fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 Fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.
**Reflects agreements by Evergreen Asset to limit aggregate operating expenses (including the Advisory Fees, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) of EVERGREEN U.S. REAL ESTATE EQUITY FUND to 1.50% of average net assets until the Fund reaches net assets of $15 million. Absent such agreements, the estimated annual operating expenses for the Fund would be 2.75% of average net assets for Class A and 3.50% of average net assets for Class B and C Shares.
       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal period. These amounts have been restated to reflect current fee arrangements. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter for EVERGREEN FUND and EVERGREEN U.S. REAL ESTATE EQUITY FUND has been audited by Price Waterhouse LLP, each Fund's independent auditors, for EVERGREEN LIMITED MARKET FUND has been audited by Ernst & Young LLP, the Fund's independent auditors. The information in the tables for Evergreen Aggressive Growth Fund for the fiscal period ended September 30, 1995 has been audited by Price Waterhouse LLP, the Fund's current independent auditors. The information in the tables for each of the years or periods from January 1, 1986 through October 31, 1994 was audited by Tait, Weller & Baker, the Fund's prior independent auditors. A report of Price Waterhouse LLP, Ernst & Young LLP or Tait Weller & Baker, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN FUND -- CLASS Y SHARES

                                                                          YEAR ENDED SEPTEMBER 30,
                                                1995     1994     1993     1992     1991     1990     1989    1988*    1987*
PER SHARE DATA
Net asset value, beginning
  of period..................................  $14.62   $14.46   $13.10   $13.32   $ 9.66   $14.01   $12.47   $15.12   $13.55
Income (loss) from investment operations:
Net investment income........................     .10      .07      .09      .09      .17      .24      .32      .21      .17
Net realized and unrealized gain (loss) on
  investments................................    3.10      .79     1.96      .55     3.93    (3.62)    1.99    (1.05)    2.65
  Total from investment
    operations...............................    3.20      .86     2.05      .64     4.10    (3.38)    2.31     (.84)    2.82
Less distributions to shareholders from:
Net investment income........................    (.07)    (.09)    (.07)    (.17)    (.18)    (.36)    (.21)    (.25)    (.13)
Net realized gains...........................   (2.16)    (.61)    (.62)    (.69)    (.26)    (.61)    (.56)   (1.56)   (1.12)
  Total distributions........................   (2.23)    (.70)    (.69)    (.86)    (.44)    (.97)    (.77)   (1.81)   (1.25)
Net asset value, end of period...............  $15.59   $14.62   $14.46   $13.10   $13.32    $9.66   $14.01   $12.47   $15.12
TOTAL RETURN+................................   26.8%     6.2%    15.8%     5.2%    43.7%   (25.4%)   20.0%     1.9%    22.5%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in millions)......    $612     $526     $657     $722     $755     $525     $867     $751     $808
Ratios to average net assets:
  Operating expenses.........................   1.16%    1.13%    1.11%    1.13%    1.15%    1.15%    1.11%    1.03%    1.03%
  Interest expense...........................    .06%     .09%     .01%       --       --       --       --       --       --
  Net investment income......................    .53%     .40%     .60%     .56%    1.45%    1.83%    2.46%    1.70%    1.32%
Portfolio turnover rate......................     19%      19%      21%      32%      35%      39%      40%      42%      46%

                                               1986*
PER SHARE DATA
Net asset value, beginning
  of period..................................  $11.03
Income (loss) from investment operations:
Net investment income........................     .14
Net realized and unrealized gain (loss) on
  investments................................    3.18
  Total from investment
    operations...............................    3.32
Less distributions to shareholders from:
Net investment income........................    (.14)
Net realized gains...........................    (.66)
  Total distributions........................    (.80)
Net asset value, end of period...............  $13.55
TOTAL RETURN+................................   30.9%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in millions)......    $639
Ratios to average net assets:
  Operating expenses.........................   1.04%
  Interest expense...........................      --
  Net investment income......................   1.41%
Portfolio turnover rate......................     48%

*  Net of expense limitation in fiscal years 1988, 1987 and 1986.
+ Total return is calculated on net asset value for the period indicated and is not annualized.
                                       5

EVERGREEN FUND -- CLASS A, B AND C SHARES

                                                                               JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
PER SHARE DATA
Net asset value, beginning of period.....................................      $  11.97            $11.97           $11.97
Income (loss) from investment operations:
Net investment income (loss).............................................           .01              (.02)            (.01)
Net realized and unrealized gain on investments..........................          3.57              3.53             3.52
  Total from investment operations.......................................          3.58              3.51             3.51
Net asset value, end of period...........................................      $  15.55            $15.48           $15.48
TOTAL RETURN+............................................................         29.9%             29.3%            29.3%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................................      $ 29,437          $ 74,154           $1,947
Ratios to average net assets:
  Operating expenses #...................................................         1.70%++           2.32%++          2.12%++
  Interest expense.......................................................          .01%++            .01%++           .01%++
  Net investment income #................................................          .13%++           (.48%)++         (.31%)++
Portfolio turnover rate..................................................           19%               19%              19%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                       JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
  Expenses.......................................        1.75%             2.34%             5.31%
  Net investment income (loss)...................         .08%             (.50%)           (3.50%)

EVERGREEN U.S. REAL ESTATE EQUITY FUND -- CLASS Y SHARES

                                                                                       NINE MONTHS        SEPTEMBER 1, 1993*
                                                                 YEAR ENDED               ENDED                 THROUGH
                                                             SEPTEMBER 30, 1995    SEPTEMBER 30, 1994#     DECEMBER 31, 1993
PER SHARE DATA
Net asset value, beginning of period......................         $10.07                $ 10.71                $ 10.00
Income (loss) from investment operations:
Net investment income.....................................            .23                    .11                    .04
Net realized and unrealized gain (loss) on investments....           1.46                   (.75)                   .72
    Total from investment operations......................           1.69                   (.64)                   .76
Less distributions to shareholders from:
Net investment income.....................................           (.20)                    --                   (.04)
In excess of net investment income........................             --                     --                   (.01)
Net realized gains........................................           (.12)                    --                     --
    Total distributions...................................           (.32)                    --                   (.05)
Net asset value, end of period............................         $11.44                $ 10.07                $ 10.71
TOTAL RETURN+.............................................          17.6%                  (6.0%)                  7.6%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).................         $9,456                 $8,630                 $4,610
Ratios to average net assets:
  Expenses**..............................................          1.50%                  1.49%++                 .44%++
  Net investment income**.................................          2.45%                  1.60%++                1.93%++
Portfolio turnover rate...................................           115%                   102%                    17%

#  The Fund changed its fiscal year end from December 31 to September 30.
*  Commencement of operations.
+ Total return is calculated on net asset value for the periods indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                 NINE MONTHS        SEPTEMBER 1, 1993*
                                            YEAR ENDED              ENDED                THROUGH
                                        SEPTEMBER 30, 1995    SEPTEMBER 30, 1994    DECEMBER 31, 1993
Expenses.............................          2.70%                 2.65%                 3.59%
Net investment income (loss).........          1.25%                  .44%                (1.21%)

EVERGREEN U.S. REAL ESTATE EQUITY FUND -- CLASS A, B AND C SHARES

                                                                    CLASS A               CLASS B                CLASS C
                                                                MARCH 10, 1995*        MARCH 7, 1995*        JULY 12, 1995*
                                                                    THROUGH               THROUGH                THROUGH
                                                               SEPTEMBER 30, 1995    SEPTEMBER 30, 1995    SEPTEMBER 30, 1995
PER SHARE DATA
Net asset value, beginning of period........................          $9.21                 $9.19                $10.87
Income from investment operations:
Net investment income.......................................            .18                   .05                   .08
Net realized and unrealized gain on investments.............           2.03                  2.13                   .46
  Total from investment operations..........................           2.21                  2.18                   .54
Net asset value, end of period..............................         $11.42                $11.37                $11.41
TOTAL RETURN+...............................................          24.0%                 23.7%                  5.0%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)...................             $5                  $160                    $3
Ratios to average net assets:
  Expenses #................................................          1.78%++               2.51%++               2.49%++
  Net investment income #...................................          3.13%++               2.00%++               2.55%++
Portfolio turnover rate.....................................           115%                  115%                  115%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge and contingent deferred sales charge is not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                  CLASS A          CLASS B          CLASS C
                                                                                  SHARES           SHARES           SHARES
                                                                                 MARCH 10,        MARCH 7,         JULY 12,
                                                                                   1995*            1995*            1995*
                                                                                  THROUGH          THROUGH          THROUGH
                                                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                                   1995             1995             1995
  Expenses..................................................................       364.74%          28.70%           421.54%
  Net investment income (loss)..............................................      (359.83%)        (24.20%)         (416.50%)

EVERGREEN LIMITED MARKET FUND, INC. -- CLASS Y SHARES

                                   YEAR         FOUR MONTHS
                                   ENDED           ENDED
                               SEPTEMBER 30,   SEPTEMBER 30,                           YEAR ENDED MAY 31,
                                   1995            1994#        1994      1993      1992      1991      1990      1989*     1988
PER SHARE DATA
Net asset value, beginning of
  period.....................      $21.74          $21.20       $20.87    $21.02    $18.81    $17.69    $21.02    $16.82    $18.55
Income (loss) from investment
  operations:
Net investment income
  (loss).....................        (.23)           (.05)        (.07)     (.03)      .02       .56       .45       .16        --
Net realized and unrealized
  gain (loss) on
  investments................         .59             .59         1.67      1.57      3.33      1.67       .25      4.37      (.78)
  Total from investment
    operations...............         .36             .54         1.60      1.54      3.35      2.23       .70      4.53      (.78)
Less distributions to
  shareholders from:
Net investment income........          --              --           --        --      (.14)     (.53)     (.36)     (.05)       --
Net realized gains...........       (3.68)             --        (1.27)    (1.69)    (1.00)     (.58)    (3.67)     (.28)     (.95)
  Total distributions........       (3.68)             --        (1.27)    (1.69)    (1.14)    (1.11)    (4.03)     (.33)     (.95)
Net asset value, end of
  period.....................      $18.42          $21.74       $21.20    $20.87    $21.02    $18.81    $17.69    $21.02    $16.82
TOTAL RETURN+................        4.8%            2.6%         7.6%      7.5%     18.3%     14.4%      4.2%     27.4%     (4.0%)
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)............     $64,721         $99,340      $96,357   $80,605   $62,172   $45,687   $37,838   $37,292   $23,007
Ratios to average net assets:
  Expenses...................       1.36%           1.37%++      1.26%     1.24%     1.25%     1.32%     1.33%     1.30%     1.47%
  Net investment income
    (loss)...................       (.87%)          (.70%)++     (.33%)    (.07%)     .22%     3.32%     2.25%      .86%      .01%
Portfolio turnover rate......         84%             36%          89%       29%       55%       59%       46%       45%       47%

                                1987
PER SHARE DATA
Net asset value, beginning of
  period.....................   $20.16
Income (loss) from investment
  operations:
Net investment income
  (loss).....................     (.04)
Net realized and unrealized
  gain (loss) on
  investments................     1.05
  Total from investment
    operations...............     1.01
Less distributions to
  shareholders from:
Net investment income........       --
Net realized gains...........    (2.62)
  Total distributions........    (2.62)
Net asset value, end of
  period.....................   $18.55
TOTAL RETURN+................     6.3%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)............  $20,881
Ratios to average net assets:
  Expenses...................    1.44%
  Net investment income
    (loss)...................    (.20%)
Portfolio turnover rate......      43%

#  The Fund changed its fiscal year end from May 31 to September 30.
* Investment income, expenses and net investment income are based on average monthly shares outstanding for the period indicated.
+ Total return is calculated on net asset value for the periods indicated and is not annualized.
++ Annualized.
                                       9

EVERGREEN LIMITED MARKET FUND, INC. -- CLASS A, B AND C SHARES

                                                                               JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
PER SHARE DATA
Net asset value, beginning of period.....................................       $15.76            $15.76            $15.76
Income (loss) from investment operations:
Net investment loss......................................................         (.10)             (.20)             (.20)
Net realized and unrealized gain on investments..........................         2.75              2.74              2.75
  Total from investment operations.......................................         2.65              2.54              2.55
Net asset value, end of period...........................................       $18.41            $18.30            $18.31
TOTAL RETURN+............................................................        16.8%             16.1%             16.2%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................................       $1,089            $2,020               $62
Ratios to average net assets:
  Expenses #.............................................................        1.51%++           2.26%++           2.25%++
  Net investment loss #..................................................       (1.03%)++         (1.77%)++         (1.76%)++
Portfolio turnover rate..................................................          84%               84%               84%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge and contingent deferred sales charge is not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                       JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
  Expenses.......................................        4.33%             3.66%             41.34%
  Net investment loss............................       (3.85%)           (3.18%)           (40.85%)

EVERGREEN AGGRESSIVE GROWTH FUND -- CLASS A SHARES*

                                                                                                          TEN MONTHS    YEAR
                                    ELEVEN MONTHS                                                           ENDED      ENDED
                                        ENDED                                                              OCTOBER    DECEMBER
                                    SEPTEMBER 30,                 YEAR ENDED OCTOBER 31,                     31,        31,
                                       1995**      1994++   1993++   1992++   1991++    1990++   1989++   1988***++    1987++
PER SHARE DATA
Net asset value, beginning of
  period...........................     $13.85      $14.44   $11.76   $12.22    $7.37    $11.06    $7.62      $7.07      $8.77
Income (loss) from investment
  operations:
Net investment loss................       (.16)       (.13)    (.12)    (.10)    (.08)     (.04)    (.11)      (.21)      (.11)
Net realized and unrealized gain
  (loss)...........................       3.68        (.22)    3.06     1.84     5.59     (2.02)    3.55        .76      (1.34)
  Total from investment
    operations.....................       3.52        (.35)    2.94     1.74     5.51     (2.06)    3.44        .55      (1.45)
Less distributions to shareholders
  from:
Net realized gains.................         --        (.24)    (.26)   (2.20)    (.66)    (1.63)      --         --       (.25)
Net asset value, end of
  period...........................     $17.37      $13.85   $14.44   $11.76   $12.22     $7.37   $11.06      $7.62      $7.07
TOTAL RETURN+......................      25.4%       (2.4%)   25.3%    17.4%    79.8%    (20.5%)   45.1%       9.3%     (16.5%)
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)..................    $70,858     $64,635  $58,053  $29,302  $23,509   $14,325  $21,241    $19,900    $25,700
Ratios to average net assets of:
  Expenses.........................      1.47%++     1.25%    1.31%    1.44%    1.59%     1.86%    1.78%      2.02%++    1.57%
  Net investment loss..............     (1.12%)++    (.92%)   (.92%)   (.93%)   (.71%)    (.49%)  (1.19%)    (1.36%)++   (1.05%)
Portfolio turnover rate............        31%         59%      48%      46%     108%      100%     120%        45%        65%

                                     1986++
PER SHARE DATA
Net asset value, beginning of
  period...........................    $7.75
Income (loss) from investment
  operations:
Net investment loss................     (.08)
Net realized and unrealized gain
  (loss)...........................     1.10
  Total from investment
    operations.....................     1.02
Less distributions to shareholders
  from:
Net realized gains.................       --
Net asset value, end of
  period...........................    $8.77
TOTAL RETURN+......................    13.2%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)..................  $37,100
Ratios to average net assets of:
  Expenses.........................    1.65%
  Net investment loss..............    (.90%)
Portfolio turnover rate............      49%

* Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund, ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.
*** The Fund changed its fiscal year end from December 31 to October 31.
+ Total return is calculated on net asset value for the period indicated and is not annualized. Initial sales charge is not reflected.
++  Annualized.
**  The Fund changed its fiscal year end from October 31, to September 30.
++  Per share data based on average shares outstanding.
                                       11

EVERGREEN AGGRESSIVE GROWTH FUND -- CLASS B, C AND Y SHARES

                                                                                  CLASS B          CLASS C          CLASS Y
                                                                                  SHARES           SHARES           SHARES
                                                                                  JULY 7,         AUGUST 3,        JULY 11,
                                                                                   1995*            1995*            1995*
                                                                                  THROUGH          THROUGH          THROUGH
                                                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                                   1995             1995             1995
PER SHARE DATA
Net asset value, beginning of period........................................       $15.82           $16.42           $15.79
Income (loss) from investment operations:
Net investment loss.........................................................         (.03)            (.01)            (.01)
Net realized and unrealized gain (loss) on investments......................         1.56              .90             1.60
  Total income (loss) from investment operations............................         1.53              .89             1.59
Net asset value, end of period..............................................       $17.35           $17.31           $17.38
TOTAL RETURN+...............................................................         9.7%             5.4%            10.1%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)...........................................................       $2,858             $416          $10,889
Ratios to average net assets:
  Expenses..................................................................        2.09%++          2.09%++          1.08%++
  Net investment loss.......................................................       (1.71%)++        (1.51%)++         (.71%)++
Portfolio turnover rate.....................................................          31%              31%              31%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for
   Class B, Class C and Class Y shares are not necessarily comparable to that of Class A shares and are not necessarily indicative of future ratios.
                                       12

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund's investment objective is fundamental policy, which may not be changed without shareholder approval.
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions".
EVERGREEN FUND
       The EVERGREEN FUND seeks to achieve its investment objective of capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. A "little-known" company means one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company means one which has a small share of the market for its products or services in comparison with other companies in its field, or which provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services. In addition to the securities described above, the EVERGREEN FUND may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation. Short-term investments may also be made if the Fund's investment adviser believes that such action will benefit the Fund. See "Special Risk Considerations".
EVERGREEN U.S. REAL ESTATE EQUITY FUND
       The Fund's investment objective is long-term capital growth which it seeks to achieve through investment primarily in equity securities of domestic companies which are principally engaged in the real estate industry or which own significant real estate assets; the Fund will not purchase direct interests in real estate. Current income will be a secondary objective. Equity securities will include common stock, preferred stock and securities convertible into common stock.
       Under normal conditions, the Fund will invest not less than 65% of its total assets in equity securities of United States exchange or NASDAQ listed companies principally engaged in the real estate industry. A company is deemed to be "principally engaged" in the real estate industry if at least 50% of its assets (marked to market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will only invest in real estate equity trusts and limited partnerships which are traded on major exchanges. See "Special Risk Considerations".
       The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry whose real estate assets are substantial relative to the price of the companies' securities.
       Investments may also be made in securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential. Also, consistent with the secondary objective of current income, investments may also be made in nonconvertible debt securities of such companies. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO"), or if not so rated, believed by
                                       13
the Fund's investment adviser to be of comparable quality). However, up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.
EVERGREEN LIMITED MARKET FUND
       The investment objective of EVERGREEN LIMITED MARKET FUND is to achieve capital appreciation; income is not a factor in the selection of portfolio securities. The Fund seeks to achieve its objective principally through investments in common stock of companies for which there is a relatively limited trading market. A relatively limited trading market is one in which only small amounts of stock are available at any given time generally through five or fewer market makers. The securities of such companies are often traded only over-the-counter or on a regional securities exchange, rarely on a national securities exchange, and may not trade every day or in the volume typical of trading on a national securities exchange. See "Special Risk Considerations".
       Investments by the Fund are made with a view toward taking advantage of market inefficiencies. Market inefficiency can result from a company being too small to be covered by most industry analysts, thereby resulting in a limited dissemination of information about the company or its industry. Such companies generally are small (but no smaller than $1,000,000 of market capitalization), little-known or unpopular companies (those which are not widely recommended for purchase by industry analysts due to the company's size or some situation unique to the company or its industry). Companies in which investments will generally be made are those with a total market capitalization of $150,000,000 or less. There are no restrictions as to types of businesses or industries in which the Fund may invest. The Fund's investment adviser believes that its investment research programs will uncover a variety of relatively unexploited investment opportunities. The methods used for the detection and selection of such opportunities depends heavily upon the extensive library facilities of Lieber & Company, the Fund's sub-adviser, which contain information regarding over thirty four thousand individual corporations as well as extensive industry and trade literature.
       While the focus of EVERGREEN LIMITED MARKET FUND is on long-term capital appreciation, investments may on occasion be made with the expectation of short-term capital appreciation. Securities held for a short time period may be sold if the investment objective for such securities has been achieved or if other circumstances warrant.
EVERGREEN AGGRESSIVE GROWTH FUND
       The EVERGREEN AGGRESSIVE GROWTH FUND'S investment objective is to achieve long-term capital appreciation by investing primarily in common stocks of emerging growth companies and larger, more well established companies, all of which are viewed by its investment adviser as having above-average appreciation potential. Under normal circumstances, the Fund intends to invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund's investment adviser considers an emerging growth company to be one which is still in the developmental stage, yet has demonstrated, or is expected to achieve, growth of earnings over various major business cycles. Important qualities of any emerging growth company include sound management and a good product with growing market opportunities. To the extent that its assets are not invested in common stocks or securities convertible into common stocks, the Fund also may invest its assets in, or enter into repurchase agreements with banks or broker-dealers with respect to, investment grade corporate bonds, U.S. government securities, commercial paper and certificates of deposit of domestic banks.
       Consistent with its investment objective, the Fund also may invest in equity securities of seasoned, established companies which its investment adviser believes have above-average appreciation potential similar to that of companies in the developmental stage. This may be due, for example, to management change, new technology, new product or service developments, changes in demand, or other factors. Investments in stocks of emerging growth companies may involve special risks. Securities of lesser-known, relatively small and special situation companies tend to be speculative and volatile. Therefore, the current net asset value of the Fund's shares may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.
                                       14

INVESTMENT PRACTICES AND RESTRICTIONS
Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, U.S. Government securities, non-convertible investment grade debt securities or preferred stocks or hold its assets in cash if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for the EVERGREEN FUND will not exceed 100%. It is anticipated that the annual portfolio turnover rate for EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN LIMITED MARKET FUND and EVERGREEN AGGRESSIVE GROWTH FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights".

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits and other terms applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of a Fund's net assets and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.
       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trustees or Directors to be liquid and repurchase agreements with maturities longer than seven days, except that EVERGREEN U.S. REAL ESTATE EQUITY FUND may only invest up to 10% of its assets in repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees or Directors. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, including its Custodian or primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of
                                       15
return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its Custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.
       EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN AGGRESSIVE GROWTH FUND may borrow money by entering into a "reverse repurchase agreement" by which they agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.
Fixed Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Futures and Related Options. The EVERGREEN U.S. REAL ESTATE EQUITY FUND may, to a limited extent, enter into financial futures contracts, including futures contracts based on securities indices, and purchase and sell options on such futures contracts. The sale of a futures contract obligates the Fund to deliver the amount of securities, currency, or in the case of an index futures contract, cash, called for in the futures contract on a specific future date and price. Conversely, the purchase of a futures contract obligates the Fund to receive (purchase) the amount of securities, currency, or in the case of an index futures contract, cash, called for in the futures contract on a specific future date and at a specific price. While the terms of futures contracts call for actual delivery or receipt of the underlying property, the majority of such contracts are "closed out" prior to settlement date by entering into an offsetting purchase or sale transaction. Upon entering into a futures contract, the Fund must make an initial margin deposit representing a portion of the funds that would be required to settle the contract. Thereafter, on each day that futures contracts to which the Fund is a party trade, the Fund may be required to post additional "variation" margin as a result of changes in the value of the futures contract. The Fund does not segregate assets in an amount equal to its total exposure under futures contracts.
       While the Fund will enter into futures contracts only if there appears to be a liquid secondary market for such contracts, there can be no assurance that the Fund will be able to close out its position in a specific contract at any specific time. The Fund will not enter into a particular index-based futures contract unless the Fund's investment adviser determines that a correlation exists between price movements in the index-based futures contract and in securities in the Fund's portfolio. Such correlation is not likely to be perfect, since the Fund's portfolio is not likely to contain the same securities used in the index.
       An option on a futures contract entitles its holder to enter into a futures contract on specific terms which remain fixed until the expiration of the option, regardless of the movement of futures prices in general. If the movement of currency futures prices during the term of the option are such that it does not become advantageous for the Fund to exercise the option or enter into an offsetting options transaction, the option will expire and have no further value. The exposure of the Fund in connection with purchase of an option on a futures contract is limited to the premium paid for the option. The Fund will only use futures instruments for hedging, not speculative, purposes. The Fund may not enter into futures contracts or related options if, immediately thereafter, more than 30% of the Fund's total assets would be hedged thereby or the amounts committed to margin and premiums paid for unexpired options would exceed 5% of the Fund's total assets.

SPECIAL RISK CONSIDERATIONS
Investment in Small Companies. Investments in securities of little-known, relatively small and special situation companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable.
                                       16

Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of companies in which the Funds may invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly. Accordingly, each Fund should not be considered suitable for investors who are unable or unwilling to assume the associated risks, nor should investment in the Funds be considered a balanced or complete investment program.

Investments Related to Real Estate. EVERGREEN U.S. REAL ESTATE EQUITY FUND invests primarily in issuers whose activities are real estate related. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In the event of a default on such securities, the holder thereof could end up holding real estate directly and therefore be more directly subject to such risks. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

OTHER INVESTMENT RESTRICTIONS. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of the EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN AGGRESSIVE GROWTH FUND is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). The management of EVERGREEN LIMITED MARKET FUND is supervised by the Directors of the Fund ("Directors"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained by EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), one of the ten largest bank holding companies in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company, which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN AGGRESSIVE GROWTH FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $83 billion in consolidated assets as of September 30, 1995. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 37 states. CMG manages or otherwise oversees the investment of over $36 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking
                                       17
authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.
       As investment adviser to EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees/Directors. Evergreen Asset is entitled to receive a fee from each of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND equal to 1% of average daily net assets on an annual basis on the first $750 million in assets, .9 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .8 of 1% of average daily net assets on an annual basis on assets over $1 billion. The fee paid by EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND is higher than the rate paid by most other investment companies. The total annualized operating expenses of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND for the fiscal year ended September 30, 1995, are set forth in the section entitled "Financial Highlights". Until EVERGREEN U.S. REAL ESTATE EQUITY FUND reaches net assets of $15 million, Evergreen Asset will reimburse the Fund to the extent the Fund's aggregate operating expenses (including Evergreen Asset's fee, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of average net assets for any fiscal year. From time to time, Evergreen Asset may further reduce or waive its fee or reimburse each Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result the Fund's total return would be higher than if the fees and any expenses had been paid by the Fund.
       CMG manages investments and supervises the daily business affairs of EVERGREEN AGGRESSIVE GROWTH FUND and, as compensation therefor, is entitled to receive an annual fee equal to .60 of 1% of average daily net assets of the Fund. The total annualized operating expenses of EVERGREEN AGGRESSIVE GROWTH FUND for its fiscal year ended September 30, 1995, are set forth in the section entitled "Financial Highlights". Evergreen Asset serves as administrator to EVERGREEN AGGRESSIVE GROWTH FUND and is entitled to receive a fee based on the average daily net assets of this Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz Incorporated, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN AGGRESSIVE GROWTH FUND and is entitled to receive a fee from the Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $10.3 billion as of October 31, 1995.
       The portfolio manager for EVERGREEN FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. The portfolio manager for EVERGREEN AGGRESSIVE GROWTH FUND is Harold J. Ireland, Jr., a Vice President of CMG who has been associated with CMG since July, 1995. Prior to that, Mr. Ireland was a Vice President of Palm Beach Capital Management, Inc. and served as portfolio manager of the Fund's predecessor, ABT Emerging Growth Fund, since 1985. The portfolio manager for EVERGREEN U.S. REAL ESTATE EQUITY FUND is Samuel A. Lieber. Mr. Samuel Lieber has been the Fund's principal manager since inception and has been associated with Evergreen Asset since 1985. The portfolio manager for EVERGREEN LIMITED MARKET FUND is Derrick E. Wenger. Mr. Wenger has been the Fund's principal manager since November 1993 and has been associated with Evergreen Asset since 1989.
SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN FUND,
                                       18

EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
DISTRIBUTION PLANS AND AGREEMENTS
       Rule 12b-1 under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for each of its Class A, Class B and Class C shares a Rule 12b-1 plan (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .75 of 1% of the Fund's aggregate average daily net assets attributable to Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. Payments with respect to Class A shares under the Plan are currently voluntarily limited to .25 of 1% of each Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the fee payable thereunder in an amount not to exceed .25 of 1% of the aggregate average daily net assets of each Fund attributable to each Class of shares may constitute a service fee to be used for providing ongoing personal service and/or the maintenance of shareholder accounts.
       Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Funds Distributor, Inc. ("EFD"). Pursuant to the Distribution Agreements, each Fund will compensate EFD for its services as distributor at a rate which may not exceed an annual rate of .25 of 1% of a Fund's aggregate average daily net assets attributable to Class A shares, .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class B shares and .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class C shares. The Distribution Agreements provide that EFD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Funds, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EFD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. The financing of payments made by EFD to compensate broker-dealers or other persons for distributing shares of the Funds may be provided by FUNB or its affiliates. The Funds may also make payments under the Plans, in amounts up to .25 of 1% of a Fund's aggregate average daily net assets on an annual basis attributable to Class B and Class C shares, to compensate organizations, which may include EFD, CMG and Evergreen Asset or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts.
       The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EFD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EFD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EFD. Distribution expenses incurred by EFD in one fiscal year that exceed the level of compensation paid to EFD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.
       The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investments of $25 or more are allowed under the systematic investment plan. Share certificates are not issued for Class A, Class B and Class C shares. In states
                                       19
where EFD is not registered as a broker-dealer shares of a Fund will only be sold through other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").
Class A Shares-Front-End Sales Charge Alternative. You can purchase Class A shares at net asset value plus an initial sales charge, as follows:
                              Initial Sales Charge

                                 as a % of the Net         as a % of the          Commission to Dealer/Agent
 Amount of Purchase               Amount Invested         Offering Price           as a % of Offering Price
 Less than $100,000                     4.99%                   4.75%                          4.25%
 $100,000 - $249,999                    3.90%                   3.75%                          3.25%
 $250,000 - $499,999                    3.09%                   3.00%                          2.50%
 $500,000 - $999,999                    2.04%                   2.00%                          1.75%
 $1,000,000 - $2,499,999                1.01%                   1.00%                          1.00%
 Over $2,500,000                         .25%                    .25%                           .25%

       No front-end sales charges are imposed on Class A shares purchased by: institutional investors, which may include bank trust departments and registered investment advisers; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; employees of FUNB and its affiliates, EFD and any broker-dealer with whom EFD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of an Evergreen mutual fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a contingent deferred sales charge ("CDSC"). Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.
       Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds and the other Evergreen mutual funds available to their participants, and which:
(a) are employee benefit plans having at least $1,000,000 in investable assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also make the Evergreen mutual funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.
       When Class A shares are sold, EFD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EFD may also pay fees to banks from sales charges for services performed on behalf of the bank's customers in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to .25 of 1% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

Class B Shares -- Deferred Sales Charge Alternative. You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within seven years after purchase.
                                       20

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.

    Year Since
     Purchase         Contingent Deferred Sales Charge
      FIRST                          5%
      SECOND                         4%
 THIRD and FOURTH                    3%
      FIFTH                          2%
SIXTH and SEVENTH                    1%

The CDSC is deducted from the amount of the redemption and is paid to EFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Fund's Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details.

Class C Shares -- Level-Load Alternative. You can purchase Class C shares without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.0% CDSC if you redeem shares during the first year after purchase. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of a Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC.
       No contingent deferred sales charge will be imposed on Class C shares purchased by institutional investors, and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares-Front End Sales Charge Alternative", above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to .75 of 1% of the average daily value of such shares on an annual basis held by their clients more than one year from the date of purchase. The payment of trailing commissions will commence immediately with respect to shares eligible for exemption from the contingent deferred sales charge normally applicable to Class C shares.
       With respect to Class B shares and Class C shares, no CDSC will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) shares acquired through reinvestment of dividends and capital gains, (3) shares held for more than seven years (in the case of Class B shares) or one year (in the case of Class C shares) after the end of the calendar month of acquisition,
(4) accounts following the death or disability of a shareholder, or (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees or Directors believe would accurately reflect fair market value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may
                                       21
differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.
       In addition to the discount or commission paid to dealers, EFD will from time to time pay to dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen mutual funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or its investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds.
HOW TO REDEEM SHARES
       You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC for Class B or Class C shares). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m.

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m.(Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A
                                       22
shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

General. The sale of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen mutual funds through your financial intermediary, or by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements.
       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen mutual funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling the telephone number on the front page of this Prospectus. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same
                                       23
procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES
The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EFD or the toll-free number on the front of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Cash Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Evergreen Asset or CMG may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment
                                       24
advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees or Directors would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       It is the policy of each Fund to distribute its investment company taxable income and any net realized capital gains to shareholders annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December in the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder writes to the Fund's transfer agent and requests payment in cash.
       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund.
       Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Specific questions should be addressed to the investor's own tax adviser.
       EVERGREEN U.S. REAL ESTATE EQUITY FUND invests in real estate investment trusts which report the tax characteristics of their distributions to the Fund annually on a calendar year basis. The timing of such reporting to the Fund may affect the tax characteristics of distributions by the Fund to shareholders.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
       A discussion of the performance of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN LIMITED MARKET FUND and EVERGREEN AGGRESSIVE GROWTH FUND is contained in the annual report of each Fund for the fiscal year ended September 30, 1995.

GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN FUND and EVERGREEN AGGRESSIVE GROWTH FUND are each separate investment series of the EVERGREEN TRUST, a Massachusetts business trust reorganized in 1986 from a Maryland predecessor
                                       25
corporation. The EVERGREEN U.S. REAL ESTATE EQUITY FUND is a separate series of Evergreen Equity Trust, a Massachusetts business trust organized in 1988. EVERGREEN LIMITED MARKET FUND, INC. is a Maryland corporation organized in 1983. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Directors or Trustees.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional classes of shares for any existing or future series. If an additional series was established in a Trust (or in Evergreen Limited Market Fund), each share of the series or any Class established thereunder would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees of Directors, that affect each series and Class in substantially the same manner. Class A, B, C and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees or Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

Principal Underwriter. EFD, an affiliate of Furman Selz Incorporated, located 230 Park Avenue, New York, New York 10169, is the principal underwriter of the Funds. Furman Selz Incorporated also acts as sub-administrator to EVERGREEN AGGRESSIVE GROWTH FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of Evergreen Asset, CMG and their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders, Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
                                       26

       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN AGGRESSIVE GROWTH FUND operate provide that no trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts or Evergreen Limited Market Fund, Inc. with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       27

  INVESTMENT ADVISER
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN LIMITED MARKET FUND
  Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN AGGRESSIVE GROWTH FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank & Trust Company, Box 9021, Boston, Massachusetts 02205-9827 LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036
      EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN AGGRESSIVE GROWTH FUND
  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072
      EVERGREEN LIMITED MARKET FUND
  DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169
                                                                     536114rev01



*******************************************************************************

                               Y SHARE PROSPECTUS

*******************************************************************************

  PROSPECTUS                                                November 30, 1995
  EVERGREEN(SM) DOMESTIC GROWTH FUNDS            (Evergreen Logo appears here)
  EVERGREEN FUND
  EVERGREEN U.S. REAL ESTATE EQUITY FUND
  EVERGREEN LIMITED MARKET FUND
  EVERGREEN AGGRESSIVE GROWTH FUND
  CLASS Y SHARES
           The Evergreen Domestic Growth Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth and diversification. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds dated November 30, 1995 has been filed with the Securities and Exchange
  Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF
  ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                13
         Investment Practices and Restrictions             15
MANAGEMENT OF THE FUNDS
         Investment Advisers                               17
         Sub-Adviser                                       18
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 19
         How to Redeem Shares                              20
         Exchange Privilege                                21
         Shareholder Services                              21
         Effect of Banking Laws                            22
OTHER INFORMATION
         Dividends, Distributions and Taxes                22
         Management's Discussion of Fund Performance       23
         General Information                               23

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to the EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND, INC. is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, one of the ten largest bank holding companies in the United States. The Capital Management Group of FUNB serves as investment adviser to EVERGREEN AGGRESSIVE GROWTH FUND.
       EVERGREEN FUND seeks to achieve capital appreciation by investing in the securities of little-known or relatively small companies, or companies undergoing changes which the Fund's investment adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.
       EVERGREEN U.S. REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. It invests primarily in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not purchase direct interests in real estate.
       EVERGREEN LIMITED MARKET FUND seeks to achieve capital appreciation in the value of its shares. Income is not a factor in the selection of portfolio securities. In attempting to achieve its objective, the policy of EVERGREEN LIMITED MARKET FUND is to invest principally in securities of companies for which there is a relatively limited trading market. Generally these are little-known, small or special situation companies.
       EVERGREEN AGGRESSIVE GROWTH FUND (successor to ABT Emerging Growth Fund) seeks long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above average appreciation potential.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None
Exchange Fee (only applies after 4 exchanges per
year)                                                      $ 5.00

       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.
EVERGREEN FUND

                        ANNUAL OPERATING
                            EXPENSES                                                       EXAMPLE
Management Fees               1.00%
                                                                    After 1 Year            $  12
12b-1 Fees                       --
                                                                    After 3 Years           $  37
Other Expenses                 .16%
                                                                    After 5 Years           $  64
                                                                    After 10 Years          $ 141
Total                         1.16%

EVERGREEN U.S. REAL ESTATE EQUITY FUND

                        ANNUAL OPERATING
                            EXPENSES                                                       EXAMPLE
Management Fees               1.00%
                                                                    After 1 Year            $  15
12b-1 Fees                       --
                                                                    After 3 Years           $  47
Other Expenses*                .50%
                                                                    After 5 Years           $  82
                                                                    After 10 Years          $ 179
Total                         1.50%

EVERGREEN LIMITED MARKET FUND

                        ANNUAL OPERATING
                            EXPENSES                                                       EXAMPLE
Management Fees               1.00%
                                                                    After 1 Year            $  14
12b-1 Fees                       --
                                                                    After 3 Years           $  43
Other Expenses                 .36%
                                                                    After 5 Years           $  74
                                                                    After 10 Years          $ 164
Total                         1.36%

EVERGREEN AGGRESSIVE GROWTH FUND

                        ANNUAL OPERATING
                            EXPENSES                                                       EXAMPLE
Management Fees                .60%
                                                                    After 1 Year            $  11
12b-1 Fees                       --
                                                                    After 3 Years           $  34
Other Expenses                 .48%
                                                                    After 5 Years           $  60
                                                                    After 10 Years          $ 132
Total                         1.08%

       *Reflects agreement by Evergreen Asset to limit aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees, shareholder servicing fees and extraordinary expenses) of EVERGREEN U.S. REAL ESTATE EQUITY FUND to 1.50% of average net assets until the Fund reaches net assets of $15 million. Absent such agreement, the annual operating expenses would be 2.50% of average net assets.
                                       3

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio. Each Fund's investment adviser may cease these waivers and reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Class Y Shares of the Funds will bear directly or indirectly. The amounts set forth under "Other Expenses", as well as the amounts set forth in the example, are estimated amounts for the current fiscal year based on historical experience for the most recent fiscal period. These amounts have been restated to reflect current fee arrangements. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURN, ACTUAL EXPENSES OR RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter for EVERGREEN FUND and EVERGREEN U.S. REAL ESTATE EQUITY FUND has been audited by Price Waterhouse LLP, each Fund's independent auditors, for EVERGREEN LIMITED MARKET FUND has been audited by Ernst & Young LLP, the Fund's independent auditors. The information in the tables for Evergreen Aggressive Growth Fund for the fiscal period ended September 30, 1995 has been audited by Price Waterhouse LLP, the Fund's current independent auditors. The information in the tables for each of the years or periods from January 1, 1986 through October 31, 1994 was audited by Tait, Weller & Baker, the Fund's prior independent auditors. A report of Price Waterhouse LLP, Ernst & Young LLP or Tait Weller & Baker, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN FUND -- CLASS Y SHARES

                                                                          YEAR ENDED SEPTEMBER 30,
                                                1995     1994     1993     1992     1991     1990     1989    1988*    1987*
PER SHARE DATA
Net asset value, beginning
  of period..................................  $14.62   $14.46   $13.10   $13.32   $ 9.66   $14.01   $12.47   $15.12   $13.55
Income (loss) from investment operations:
Net investment income........................     .10      .07      .09      .09      .17      .24      .32      .21      .17
Net realized and unrealized gain (loss) on
  investments................................    3.10      .79     1.96      .55     3.93    (3.62)    1.99    (1.05)    2.65
  Total from investment
    operations...............................    3.20      .86     2.05      .64     4.10    (3.38)    2.31     (.84)    2.82
Less distributions to shareholders from:
Net investment income........................    (.07)    (.09)    (.07)    (.17)    (.18)    (.36)    (.21)    (.25)    (.13)
Net realized gains...........................   (2.16)    (.61)    (.62)    (.69)    (.26)    (.61)    (.56)   (1.56)   (1.12)
  Total distributions........................   (2.23)    (.70)    (.69)    (.86)    (.44)    (.97)    (.77)   (1.81)   (1.25)
Net asset value, end of period...............  $15.59   $14.62   $14.46   $13.10   $13.32    $9.66   $14.01   $12.47   $15.12
TOTAL RETURN+................................   26.8%     6.2%    15.8%     5.2%    43.7%   (25.4%)   20.0%     1.9%    22.5%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in millions)......    $612     $526     $657     $722     $755     $525     $867     $751     $808
Ratios to average net assets:
  Operating expenses.........................   1.16%    1.13%    1.11%    1.13%    1.15%    1.15%    1.11%    1.03%    1.03%
  Interest expense...........................    .06%     .09%     .01%       --       --       --       --       --       --
  Net investment income......................    .53%     .40%     .60%     .56%    1.45%    1.83%    2.46%    1.70%    1.32%
Portfolio turnover rate......................     19%      19%      21%      32%      35%      39%      40%      42%      46%

                                               1986*
PER SHARE DATA
Net asset value, beginning
  of period..................................  $11.03
Income (loss) from investment operations:
Net investment income........................     .14
Net realized and unrealized gain (loss) on
  investments................................    3.18
  Total from investment
    operations...............................    3.32
Less distributions to shareholders from:
Net investment income........................    (.14)
Net realized gains...........................    (.66)
  Total distributions........................    (.80)
Net asset value, end of period...............  $13.55
TOTAL RETURN+................................   30.9%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in millions)......    $639
Ratios to average net assets:
  Operating expenses.........................   1.04%
  Interest expense...........................      --
  Net investment income......................   1.41%
Portfolio turnover rate......................     48%

*  Net of expense limitation in fiscal years 1988, 1987 and 1986.
+ Total return is calculated on net asset value for the period indicated and is not annualized.
                                       5

EVERGREEN FUND -- CLASS A, B AND C SHARES

                                                                               JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
PER SHARE DATA
Net asset value, beginning of period.....................................      $  11.97            $11.97           $11.97
Income (loss) from investment operations:
Net investment income (loss).............................................           .01              (.02)            (.01)
Net realized and unrealized gain on investments..........................          3.57              3.53             3.52
  Total from investment operations.......................................          3.58              3.51             3.51
Net asset value, end of period...........................................      $  15.55            $15.48           $15.48
TOTAL RETURN+............................................................         29.9%             29.3%            29.3%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................................      $ 29,437          $ 74,154           $1,947
Ratios to average net assets:
  Operating expenses #...................................................         1.70%++           2.32%++          2.12%++
  Interest expense.......................................................          .01%++            .01%++           .01%++
  Net investment income #................................................          .13%++           (.48%)++         (.31%)++
Portfolio turnover rate..................................................           19%               19%              19%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                       JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
  Expenses.......................................        1.75%             2.34%             5.31%
  Net investment income (loss)...................         .08%             (.50%)           (3.50%)

EVERGREEN U.S. REAL ESTATE EQUITY FUND -- CLASS Y SHARES

                                                                                       NINE MONTHS        SEPTEMBER 1, 1993*
                                                                 YEAR ENDED               ENDED                 THROUGH
                                                             SEPTEMBER 30, 1995    SEPTEMBER 30, 1994#     DECEMBER 31, 1993
PER SHARE DATA
Net asset value, beginning of period......................         $10.07                $ 10.71                $ 10.00
Income (loss) from investment operations:
Net investment income.....................................            .23                    .11                    .04
Net realized and unrealized gain (loss) on investments....           1.46                   (.75)                   .72
    Total from investment operations......................           1.69                   (.64)                   .76
Less distributions to shareholders from:
Net investment income.....................................           (.20)                    --                   (.04)
In excess of net investment income........................             --                     --                   (.01)
Net realized gains........................................           (.12)                    --                     --
    Total distributions...................................           (.32)                    --                   (.05)
Net asset value, end of period............................         $11.44                $ 10.07                $ 10.71
TOTAL RETURN+.............................................          17.6%                  (6.0%)                  7.6%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted).................         $9,456                 $8,630                 $4,610
Ratios to average net assets:
  Expenses**..............................................          1.50%                  1.49%++                 .44%++
  Net investment income**.................................          2.45%                  1.60%++                1.93%++
Portfolio turnover rate...................................           115%                   102%                    17%

#  The Fund changed its fiscal year end from December 31 to September 30.
*  Commencement of operations.
+ Total return is calculated on net asset value for the periods indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                 NINE MONTHS        SEPTEMBER 1, 1993*
                                            YEAR ENDED              ENDED                THROUGH
                                        SEPTEMBER 30, 1995    SEPTEMBER 30, 1994    DECEMBER 31, 1993
Expenses.............................          2.70%                 2.65%                 3.59%
Net investment income (loss).........          1.25%                  .44%                (1.21%)

EVERGREEN U.S. REAL ESTATE EQUITY FUND -- CLASS A, B AND C SHARES

                                                                     CLASS A               CLASS B               CLASS C
                                                                 MARCH 10, 1995*        MARCH 7, 1995*        JULY 12, 1995*
                                                                     THROUGH               THROUGH               THROUGH
                                                                SEPTEMBER 30, 1995    SEPTEMBER 30, 1995    SEPTEMBER 30, 1995
PER SHARE DATA
Net asset value, beginning of period.........................          $9.21                 $9.19                $10.87
Income from investment operations:
Net investment income........................................            .18                   .05                   .08
Net realized and unrealized gain on investments..............           2.03                  2.13                   .46
  Total from investment operations...........................           2.21                  2.18                   .54
Net asset value, end of period...............................         $11.42                $11.37                $11.41
TOTAL RETURN+................................................          24.0%                 23.7%                  5.0%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....................             $5                  $160                    $3
Ratios to average net assets:
  Expenses#..................................................          1.78%++               2.51%++               2.49%++
  Net investment income #....................................          3.13%++               2.00%++               2.55%++
Portfolio turnover rate......................................           115%                  115%                  115%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge and contingent deferred sales charge is not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C Shares are not necessarily comparable to that of Class Y shares and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                  CLASS A          CLASS B          CLASS C
                                                                                  SHARES           SHARES           SHARES
                                                                                 MARCH 10,        MARCH 7,         JULY 12,
                                                                                   1995*            1995*            1995*
                                                                                  THROUGH          THROUGH          THROUGH
                                                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                                   1995             1995             1995
  Expenses..................................................................       364.74%          28.70%           421.54%
  Net investment income (loss)..............................................      (359.83%)        (24.20%)         (416.50%)

EVERGREEN LIMITED MARKET FUND, INC. -- CLASS Y SHARES

                                   YEAR         FOUR MONTHS
                                   ENDED           ENDED
                               SEPTEMBER 30,   SEPTEMBER 30,                           YEAR ENDED MAY 31,
                                   1995            1994#        1994      1993      1992      1991      1990      1989*     1988
PER SHARE DATA
Net asset value, beginning of
  period.....................      $21.74          $21.20       $20.87    $21.02    $18.81    $17.69    $21.02    $16.82    $18.55
Income (loss) from investment
  operations:
Net investment income
  (loss).....................        (.23)           (.05)        (.07)     (.03)      .02       .56       .45       .16        --
Net realized and unrealized
  gain (loss) on
  investments................         .59             .59         1.67      1.57      3.33      1.67       .25      4.37      (.78)
  Total from investment
    operations...............         .36             .54         1.60      1.54      3.35      2.23       .70      4.53      (.78)
Less distributions to
  shareholders from:
Net investment income........          --              --           --        --      (.14)     (.53)     (.36)     (.05)       --
Net realized gains...........       (3.68)             --        (1.27)    (1.69)    (1.00)     (.58)    (3.67)     (.28)     (.95)
  Total distributions........       (3.68)             --        (1.27)    (1.69)    (1.14)    (1.11)    (4.03)     (.33)     (.95)
Net asset value, end of
  period.....................      $18.42          $21.74       $21.20    $20.87    $21.02    $18.81    $17.69    $21.02    $16.82
TOTAL RETURN+................        4.8%            2.6%         7.6%      7.5%     18.3%     14.4%      4.2%     27.4%     (4.0%)
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)............     $64,721         $99,340      $96,357   $80,605   $62,172   $45,687   $37,838   $37,292   $23,007
Ratios to average net assets:
  Expenses...................       1.36%           1.37%++      1.26%     1.24%     1.25%     1.32%     1.33%     1.30%     1.47%
  Net investment income
    (loss)...................       (.87%)          (.70%)++     (.33%)    (.07%)     .22%     3.32%     2.25%      .86%      .01%
Portfolio turnover rate......         84%             36%          89%       29%       55%       59%       46%       45%       47%

                                1987
PER SHARE DATA
Net asset value, beginning of
  period.....................   $20.16
Income (loss) from investment
  operations:
Net investment income
  (loss).....................     (.04)
Net realized and unrealized
  gain (loss) on
  investments................     1.05
  Total from investment
    operations...............     1.01
Less distributions to
  shareholders from:
Net investment income........       --
Net realized gains...........    (2.62)
  Total distributions........    (2.62)
Net asset value, end of
  period.....................   $18.55
TOTAL RETURN+................     6.3%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)............  $20,881
Ratios to average net assets:
  Expenses...................    1.44%
  Net investment income
    (loss)...................    (.20%)
Portfolio turnover rate......      43%

#  The Fund changed its fiscal year end from May 31 to September 30.
* Investment income, expenses and net investment income are based on average monthly shares outstanding for the period indicated.
+ Total return is calculated on net asset value for the periods indicated and is not annualized.
++ Annualized.
                                       9

EVERGREEN LIMITED MARKET FUND, INC. -- CLASS A, B AND C SHARES

                                                                               JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
PER SHARE DATA
Net asset value, beginning of period.....................................       $15.76            $15.76            $15.76
Income (loss) from investment operations:
Net investment loss......................................................         (.10)             (.20)             (.20)
Net realized and unrealized gain on investments..........................         2.75              2.74              2.75
  Total from investment operations.......................................         2.65              2.54              2.55
Net asset value, end of period...........................................       $18.41            $18.30            $18.31
TOTAL RETURN+............................................................        16.8%             16.1%             16.2%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)................................       $1,089            $2,020               $62
Ratios to average net assets:
  Expenses #.............................................................        1.51%++           2.26%++           2.25%++
  Net investment loss #..................................................       (1.03%)++         (1.77%)++         (1.76%)++
Portfolio turnover rate..................................................          84%               84%               84%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge and contingent deferred sales charge is not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                       JANUARY 3, 1995* THROUGH SEPTEMBER 30, 1995
                                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
  Expenses.......................................        4.33%             3.66%             41.34%
  Net investment loss............................       (3.85%)           (3.18%)           (40.85%)

EVERGREEN AGGRESSIVE GROWTH FUND -- CLASS A SHARES*

                                                                                                          TEN MONTHS    YEAR
                                    ELEVEN MONTHS                                                           ENDED      ENDED
                                        ENDED                                                              OCTOBER    DECEMBER
                                    SEPTEMBER 30,                 YEAR ENDED OCTOBER 31,                     31,        31,
                                       1995**      1994++   1993++   1992++   1991++    1990++   1989++   1988***++    1987++
PER SHARE DATA
Net asset value, beginning of
  period...........................     $13.85      $14.44   $11.76   $12.22    $7.37    $11.06    $7.62      $7.07      $8.77
Income (loss) from investment
  operations:
Net investment loss................       (.16)       (.13)    (.12)    (.10)    (.08)     (.04)    (.11)      (.21)      (.11)
Net realized and unrealized gain
  (loss)...........................       3.68        (.22)    3.06     1.84     5.59     (2.02)    3.55        .76      (1.34)
  Total from investment
    operations.....................       3.52        (.35)    2.94     1.74     5.51     (2.06)    3.44        .55      (1.45)
Less distributions to shareholders
  from:
Net realized gains.................         --        (.24)    (.26)   (2.20)    (.66)    (1.63)      --         --       (.25)
Net asset value, end of
  period...........................     $17.37      $13.85   $14.44   $11.76   $12.22     $7.37   $11.06      $7.62      $7.07
TOTAL RETURN+......................      25.4%       (2.4%)   25.3%    17.4%    79.8%    (20.5%)   45.1%       9.3%     (16.5%)
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)..................    $70,858     $64,635  $58,053  $29,302  $23,509   $14,325  $21,241    $19,900    $25,700
Ratios to average net assets of:
  Expenses.........................      1.47%++     1.25%    1.31%    1.44%    1.59%     1.86%    1.78%      2.02%++    1.57%
  Net investment loss..............     (1.12%)++    (.92%)   (.92%)   (.93%)   (.71%)    (.49%)  (1.19%)    (1.36%)++   (1.05%)
Portfolio turnover rate............        31%         59%      48%      46%     108%      100%     120%        45%        65%

                                     1986++
PER SHARE DATA
Net asset value, beginning of
  period...........................    $7.75
Income (loss) from investment
  operations:
Net investment loss................     (.08)
Net realized and unrealized gain
  (loss)...........................     1.10
  Total from investment
    operations.....................     1.02
Less distributions to shareholders
  from:
Net realized gains.................       --
Net asset value, end of
  period...........................    $8.77
TOTAL RETURN+......................    13.2%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)..................  $37,100
Ratios to average net assets of:
  Expenses.........................    1.65%
  Net investment loss..............    (.90%)
Portfolio turnover rate............      49%

* Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund, ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.
**  The Fund changed its fiscal year end from October 31, to September 30.
*** The Fund changed its fiscal year end from December 31 to October 31.
+ Total return is calculated on net asset value for the period indicated and is not annualized. Initial sales charge is not reflected.
++  Annualized.
++  Per share data based on average shares outstanding.
                                       11

EVERGREEN AGGRESSIVE GROWTH FUND -- CLASS B, C AND Y SHARES

                                                                                  CLASS B          CLASS C          CLASS Y
                                                                                  SHARES           SHARES           SHARES
                                                                                  JULY 7,         AUGUST 3,        JULY 11,
                                                                                   1995*            1995*            1995*
                                                                                  THROUGH          THROUGH          THROUGH
                                                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                                   1995             1995             1995
PER SHARE DATA
Net asset value, beginning of period........................................       $15.82           $16.42           $15.79
Income (loss) from investment operations:
Net investment loss.........................................................         (.03)            (.01)            (.01)
Net realized and unrealized gain (loss) on investments......................         1.56              .90             1.60
  Total income (loss) from investment operations............................         1.53              .89             1.59
Net asset value, end of period..............................................       $17.35           $17.31           $17.38
TOTAL RETURN+...............................................................         9.7%             5.4%            10.1%
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)...........................................................       $2,858             $416          $10,889
Ratios to average net assets:
  Expenses..................................................................        2.09%++          2.09%++          1.08%++
  Net investment loss.......................................................       (1.71%)++        (1.51%)++         (.71%)++
Portfolio turnover rate.....................................................          31%              31%              31%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized. Due to the recent commencement of their offering, the ratios for
   Class B, Class C and Class Y shares are not necessarily comparable to that of Class A shares and are not necessarily indicative of future ratios.
                                       12

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund's investment objective is fundamental policy, which may not be changed without shareholder approval.
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions".
EVERGREEN FUND
       The EVERGREEN FUND seeks to achieve its investment objective of capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. A "little-known" company means one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company means one which has a small share of the market for its products or services in comparison with other companies in its field, or which provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services. In addition to the securities described above, the EVERGREEN FUND may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation. Short-term investments may also be made if the Fund's investment adviser believes that such action will benefit the Fund. See "Special Risk Considerations".
EVERGREEN U.S. REAL ESTATE EQUITY FUND
       The Fund's investment objective is long-term capital growth which it seeks to achieve through investment primarily in equity securities of domestic companies which are principally engaged in the real estate industry or which own significant real estate assets; the Fund will not purchase direct interests in real estate. Current income will be a secondary objective. Equity securities will include common stock, preferred stock and securities convertible into common stock.
       Under normal conditions, the Fund will invest not less than 65% of its total assets in equity securities of United States exchange or NASDAQ listed companies principally engaged in the real estate industry. A company is deemed to be "principally engaged" in the real estate industry if at least 50% of its assets (marked to market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will only invest in real estate equity trusts and limited partnerships which are traded on major exchanges. See "Special Risk Considerations".
       The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry whose real estate assets are substantial relative to the price of the companies' securities.
       Investments may also be made in securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential. Also, consistent with the secondary objective of current income, investments may also be made in nonconvertible debt securities of such companies. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO"), or if not so rated, believed by
                                       13
the Fund's investment adviser to be of comparable quality). However, up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.
EVERGREEN LIMITED MARKET FUND
       The investment objective of EVERGREEN LIMITED MARKET FUND is to achieve capital appreciation; income is not a factor in the selection of portfolio securities. The Fund seeks to achieve its objective principally through investments in common stock of companies for which there is a relatively limited trading market. A relatively limited trading market is one in which only small amounts of stock are available at any given time generally through five or fewer market makers. The securities of such companies are often traded only over-the-counter or on a regional securities exchange, rarely on a national securities exchange, and may not trade every day or in the volume typical of trading on a national securities exchange. See "Special Risk Considerations".
       Investments by the Fund are made with a view toward taking advantage of market inefficiencies. Market inefficiency can result from a company being too small to be covered by most industry analysts, thereby resulting in a limited dissemination of information about the company or its industry. Such companies generally are small (but no smaller than $1,000,000 of market capitalization), little-known or unpopular companies (those which are not widely recommended for purchase by industry analysts due to the company's size or some situation unique to the company or its industry). Companies in which investments will generally be made are those with a total market capitalization of $150,000,000 or less. There are no restrictions as to types of businesses or industries in which the Fund may invest. The Fund's investment adviser believes that its investment research programs will uncover a variety of relatively unexploited investment opportunities. The methods used for the detection and selection of such opportunities depends heavily upon the extensive library facilities of Lieber & Company, the Fund's sub-adviser, which contain information regarding over thirty four thousand individual corporations as well as extensive industry and trade literature.
       While the focus of EVERGREEN LIMITED MARKET FUND is on long-term capital appreciation, investments may on occasion be made with the expectation of short-term capital appreciation. Securities held for a short time period may be sold if the investment objective for such securities has been achieved or if other circumstances warrant.
EVERGREEN AGGRESSIVE GROWTH FUND
       The EVERGREEN AGGRESSIVE GROWTH FUND'S investment objective is to achieve long-term capital appreciation by investing primarily in common stocks of emerging growth companies and larger, more well established companies, all of which are viewed by its investment adviser as having above-average appreciation potential. Under normal circumstances, the Fund intends to invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund's investment adviser considers an emerging growth company to be one which is still in the developmental stage, yet has demonstrated, or is expected to achieve, growth of earnings over various major business cycles. Important qualities of any emerging growth company include sound management and a good product with growing market opportunities. To the extent that its assets are not invested in common stocks or securities convertible into common stocks, the Fund also may invest its assets in, or enter into repurchase agreements with banks or broker-dealers with respect to, investment grade corporate bonds, U.S. government securities, commercial paper and certificates of deposit of domestic banks.
       Consistent with its investment objective, the Fund also may invest in equity securities of seasoned, established companies which its investment adviser believes have above-average appreciation potential similar to that of companies in the developmental stage. This may be due, for example, to management change, new technology, new product or service developments, changes in demand, or other factors. Investments in stocks of emerging growth companies may involve special risks. Securities of lesser-known, relatively small and special situation companies tend to be speculative and volatile. Therefore, the current net asset value of the Fund's shares may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.
                                       14

INVESTMENT PRACTICES AND RESTRICTIONS
Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, U.S. Government securities, non-convertible investment grade debt securities or preferred stocks or hold its assets in cash if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.
Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for the EVERGREEN FUND will not exceed 100%. It is anticipated that the annual portfolio turnover rate for EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN LIMITED MARKET FUND and EVERGREEN AGGRESSIVE GROWTH FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights".
Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits and other terms applicable to borrowing by each Fund are set forth in the Statement of Additional Information.
Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of a Fund's net assets and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.
       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trustees or Directors to be liquid and repurchase agreements with maturities longer than seven days, except that Evergreen U.S. REAL ESTATE EQUITY FUND may only invest up to 10% of its assets in repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees or Directors. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, including its Custodian or primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of
                                       15
return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its Custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.
       EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN AGGRESSIVE GROWTH FUND may borrow money by entering into a "reverse repurchase agreement" by which they agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

Fixed Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Futures and Related Options. The EVERGREEN U.S. REAL ESTATE EQUITY FUND may, to a limited extent, enter into financial futures contracts, including futures contracts based on securities indices, and purchase and sell options on such futures contracts. The sale of a futures contract obligates the Fund to deliver the amount of securities, currency, or in the case of an index futures contract, cash, called for in the futures contract on a specific future date and price. Conversely, the purchase of a futures contract obligates the Fund to receive (purchase) the amount of securities, currency, or in the case of an index futures contract, cash, called for in the futures contract on a specific future date and at a specific price. While the terms of futures contracts call for actual delivery or receipt of the underlying property, the majority of such contracts are "closed out" prior to settlement date by entering into an offsetting purchase or sale transaction. Upon entering into a futures contract, the Fund must make an initial margin deposit representing a portion of the funds that would be required to settle the contract. Thereafter, on each day that futures contracts to which the Fund is a party trade, the Fund may be required to post additional "variation" margin as a result of changes in the value of the futures contract. The Fund does not segregate assets in an amount equal to its total exposure under futures contracts.
       While the Fund will enter into futures contracts only if there appears to be a liquid secondary market for such contracts, there can be no assurance that the Fund will be able to close out its position in a specific contract at any specific time. The Fund will not enter into a particular index-based futures contract unless the Fund's investment adviser determines that a correlation exists between price movements in the index-based futures contract and in securities in the Fund's portfolio. Such correlation is not likely to be perfect, since the Fund's portfolio is not likely to contain the same securities used in the index.
       An option on a futures contract entitles its holder to enter into a futures contract on specific terms which remain fixed until the expiration of the option, regardless of the movement of futures prices in general. If the movement of currency futures prices during the term of the option are such that it does not become advantageous for the Fund to exercise the option or enter into an offsetting options transaction, the option will expire and have no further value. The exposure of the Fund in connection with purchase of an option on a futures contract is limited to the premium paid for the option. The Fund will only use futures instruments for hedging, not speculative, purposes. The Fund may not enter into futures contracts or related options if, immediately thereafter, more than 30% of the Fund's total assets would be hedged thereby or the amounts committed to margin and premiums paid for unexpired options would exceed 5% of the Fund's total assets.

SPECIAL RISK CONSIDERATIONS
Investment in Small Companies. Investments in securities of little-known, relatively small and special situation companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable.
                                       16

Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of companies in which the Funds may invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly. Accordingly, each Fund should not be considered suitable for investors who are unable or unwilling to assume the associated risks, nor should investment in the Funds be considered a balanced or complete investment program.

Investments Related to Real Estate. EVERGREEN U.S. REAL ESTATE EQUITY FUND invests primarily in issuers whose activities are real estate related. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In the event of a default on such securities, the holder thereof could end up holding real estate directly and therefore be more directly subject to such risks. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

OTHER INVESTMENT RESTRICTIONS. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of the EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN AGGRESSIVE GROWTH FUND is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). The management of EVERGREEN LIMITED MARKET FUND is supervised by the Directors of the Fund ("Directors"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained by EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), one of the ten largest bank holding companies in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company, which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN AGGRESSIVE GROWTH FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $83 billion in consolidated assets as of September 30, 1995. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 37 states. CMG manages or otherwise oversees the investment of over $36 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking
                                       17
authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.
       As investment adviser to EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees/Directors. Evergreen Asset is entitled to receive a fee from each of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND equal to 1% of average daily net assets on an annual basis on the first $750 million in assets, .9 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .8 of 1% of average daily net assets on an annual basis on assets over $1 billion. The fee paid by EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND is higher than the rate paid by most other investment companies. The total annualized operating expenses of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND for the fiscal year ended September 30, 1995, are set forth in the section entitled "Financial Highlights". Until EVERGREEN U.S. REAL ESTATE EQUITY FUND reaches net assets of $15 million, Evergreen Asset will reimburse the Fund to the extent the Fund's aggregate operating expenses (including Evergreen Asset's fee, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of average net assets for any fiscal year. From time to time, Evergreen Asset may further reduce or waive its fee or reimburse each Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result the Fund's total return would be higher than if the fees and any expenses had been paid by the Fund.
       CMG manages investments and supervises the daily business affairs of EVERGREEN AGGRESSIVE GROWTH FUND and, as compensation therefor, is entitled to receive an annual fee equal to .60 of 1% of average daily net assets of the Fund. The total annualized operating expenses of EVERGREEN AGGRESSIVE GROWTH FUND for its fiscal year ended September 30, 1995, are set forth in the section entitled "Financial Highlights". Evergreen Asset serves as administrator to EVERGREEN AGGRESSIVE GROWTH FUND and is entitled to receive a fee based on the average daily net assets of this Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz Incorporated, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN AGGRESSIVE GROWTH FUND and is entitled to receive a fee from the Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $10.3 billion as of October 31, 1995.
       The portfolio manager for EVERGREEN FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. The portfolio manager for EVERGREEN AGGRESSIVE GROWTH FUND is Harold J. Ireland, Jr., a Vice President of CMG who has been associated with CMG since July, 1995. Prior to that, Mr. Ireland was a Vice President of Palm Beach Capital Management, Inc. and served as portfolio manager of the Fund's predecessor, ABT Emerging Growth Fund, since prior to 1989. The portfolio manager for EVERGREEN U.S. REAL ESTATE EQUITY FUND is Samuel A. Lieber. Mr. Samuel Lieber has been the Fund's principal manager since inception and has been associated with Evergreen Asset since 1985. The portfolio manager for EVERGREEN LIMITED MARKET FUND is Derrick E. Wenger. Mr. Wenger has been the Fund's principal manager since November 1993 and has been associated with Evergreen Asset since 1989.
SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN FUND,
                                       18

EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Eligible investors may purchase Fund shares at net asset value by mail or wire as described below. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan.

Purchases by Mail or Wire. Each investor must complete the Share Purchase Application and mail it together with a check made payable to the Fund whose shares are being purchased, to State Street Bank and Trust Company ("State Street") at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.
       When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to a Fund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.
       Initial investments may also be made by wire by (i) calling State Street at 800-423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as a Fund's Trustees/Directors believe would accurately reflect fair market value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds.
       The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the Funds are an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen mutual funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.
                                       19

       Shares of each Fund are sold at the net asset value per share next determined after a shareholder's order is received. Investments by federal funds wire or by check will be effective upon receipt by State Street. Qualified institutions may telephone orders for the purchase of Fund shares. Investors may also purchase shares through a broker/dealer, which may charge a fee for the service.
HOW TO REDEEM SHARES
       You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street (800-423-2615) between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

General. The sale of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a
                                       20

Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen mutual funds by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements.
       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Each Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling State Street (800-423-2615). Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, Evergreen Funds Distributor, Inc. ("EFD"), the distributor of the Funds' shares, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.
                                       21

Tax Sheltered Retirement Plans. Eligible investors may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees or Directors would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       It is the policy of each Fund to distribute its investment company taxable income and any net realized capital gains to shareholders annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December in the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder writes to the Fund's transfer agent and requests payment in cash.
       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund.
       Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Specific questions should be addressed to the investor's own tax adviser.
       EVERGREEN U.S. REAL ESTATE EQUITY FUND invests in real estate investment trusts which report the tax characteristics of their distributions to the Fund annually on a calendar year basis. The timing of such reporting to the Fund may affect the tax characteristics of distributions by the Fund to shareholders.
                                       22

       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
       A discussion of the performance of EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN LIMITED MARKET FUND and EVERGREEN AGGRESSIVE GROWTH FUND is contained in the annual report of each Fund for the fiscal year ended September 30, 1995.
GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN FUND and EVERGREEN AGGRESSIVE GROWTH FUND are each separate investment series of the EVERGREEN TRUST, a Massachusetts business trust reorganized in 1986 from a Maryland predecessor corporation. The EVERGREEN U.S. REAL ESTATE EQUITY FUND is a separate series of Evergreen Equity Trust, a Massachusetts business trust organized in 1988. EVERGREEN LIMITED MARKET FUND, INC. is a Maryland corporation organized in 1983. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Directors or Trustees.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares, less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Trust (or in Evergreen Limited Market
Fund), each share or any Class thereunder would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees or Directors, that affect each series and Class in substantially the same manner. Class A, B, C and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees or Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

Principal Underwriter. EFD, an affiliate of Furman Selz Incorporated, located 230 Park Avenue, New York, New York 10169, is the principal underwriter of the Funds. Furman Selz Incorporated also acts as sub-administrator to EVERGREEN AGGRESSIVE GROWTH FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN LIMITED MARKET FUND, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only Class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of Evergreen Asset, CMG and their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder
                                       23
servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders, Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND and EVERGREEN AGGRESSIVE GROWTH FUND operate provide that no trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts or Evergreen Limited Market Fund, Inc. with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       24

  INVESTMENT ADVISER
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN LIMITED MARKET FUND
  Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN AGGRESSIVE GROWTH FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank & Trust Company, Box 9021, Boston, Massachusetts 02205-9827 LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036
      EVERGREEN FUND, EVERGREEN U.S. REAL ESTATE EQUITY FUND, EVERGREEN AGGRESSIVE GROWTH FUND
  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072
      EVERGREEN LIMITED MARKET FUND
  DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169
                                                                     536122rev01


*******************************************************************************

                  STATEMENT OF ADDITIONAL INFORMATION

*******************************************************************************


                          STATEMENT OF ADDITIONAL INFORMATION

                                   November 30, 1995

                           THE EVERGREEN DOMESTIC GROWTH FUNDS

                   2500 Westchester Avenue, Purchase, New York 10577

                                    800-807-2940

Evergreen Fund ("Evergreen")
Evergreen Aggressive Growth Fund ("Aggressive")
Evergreen U.S. Real Estate Fund ("U.S. Real Estate")
Evergreen  Limited Market Fund, Inc. ("Limited Market")



This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated November 30, 1995 for the Fund in which you are making or contemplating an investment. The Evergreen Domestic Growth Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares, and a separate prospectus offering Class Y shares of each Fund. Copies of each Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS



Investment Objectives and Policies................................2
Investment Restrictions...........................................2
Non-Fundamental Operating Policies................................6
Certain Risk Considerations.......................................7
Management........................................................7
Investment Adviser................................................14
Distribution Plans................................................18
Allocation of Brokerage...........................................20
Additional Tax Information........................................23
Net Asset Value...................................................25
Purchase of Shares................................................26
Performance Information...........................................39
Financial Statements..............................................42

Appendix A - Description of Bond, Municipal Note And Commercial Paper Ratings

                       INVESTMENT OBJECTIVES AND POLICIES (See also "Description
                  of Funds - Investment Objectives and Policies" in each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

Options

 ..........Evergreen  may write  covered call options to a limited  extent on its portfolio securities ("covered options") in an attempt to earn additional income. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund retains the risk of loss should the price of the underlying security decline. The Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Evergreen may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

                               INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set  forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees/Directors. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

 .........Evergreen  and Limited  Market may not invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

 .........Neither  Aggressive nor U.S. Real Estate may invest more than 5% of its total assets,  at the time of the  investment in question,  in the securities of
any  one  issuer   other  than  the  U.S.   government   and  its   agencies  or
instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........None of Aggressive*, Evergreen, Limited Market or U.S. Real Estate* may
purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

3........Investment for Purposes of Control or Management

 .........None  of Evergreen,  U.S. Real Estate*,  Limited Market* or Aggressive*
may invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........None of Evergreen,  Aggressive*,  Limited Market,  or U.S. Real Estate*
may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5........Unseasoned Issuers

 .........Evergreen  may not invest more than 5% of its net assets in  securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

 .........Neither  Aggressive*  nor U.S. Real Estate* may invest more than 15% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts).

6........Underwriting

 .........None of Aggressive*, Evergreen, Limited Market or U.S. Real Estate* may
engage in the business of underwriting the securities of other issuers.

7........Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs
 ......... No Fund may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

8........Concentration in Any One Industry

 .........U.S.  Real  Estate  may  not  concentrate  its  investments  in any one industry, except that the Fund will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry.
 .........None  of Evergreen,  Limited Market or Aggressive may  concentrate  its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry; provided, that this limitation shall not apply with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

9........Warrants

 .........None of Aggressive*, Evergreen, Limited Market or U.S. Real Estate* may
invest more than 5% of its net assets in warrants, and, of this amount, no more than 2% of each Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.......Ownership by Trustees/Officers

 .........None of Aggressive*, Evergreen, Limited Market or U.S. Real Estate* may
purchase or retain the securities of any issuer if (I) one or more officers or Trustees/Directors of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........Aggressive*,  Evergreen,  Limited  Market or U.S.  Real Estate* may not
make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

12.......Lending of Funds and Securities

 .........The Funds may not lend their funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

 .........None of Aggressive*,  U.S. Real Estate, Evergreen or Limited Market may
lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

13.......Commodities

 .........Neither  Aggressive* nor U.S. Real Estate may purchase,  sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

 .........Neither  Evergreen nor Limited  Market may purchase,  sell or invest in commodities or commodity contracts.

14.......Real Estate

 ..........None of Aggressive*, Evergreen, Limited Market or U.S. Real Estate*
may purchase, sell or invest in real estate or interests in real estate, except that (i)each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; and (ii) U.S. Real Estate may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein.

15.......Borrowing,    Senior   Securities,    Reverse   Repurchase   Agreements

 .........Limited  Market may not borrow  money  except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Limited Market may not issue senior securities, as defined in the Investment Company Act of 1940, as amended, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the restrictions described above.

 .........Evergreen may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes (i)on an unsecured basis, subject to the requirements that the value of the Fund's assets, including the proceeds of borrowings, does not at any time become less than 300% of the Fund's indebtedness; provided, however, that if the value of the Fund's assets becomes less than such amount, the Fund will reduce its borrowings within three business days so that the value of the Fund's assets will be at least 300% of its indebtedness, or (ii) may make such borrowings on a secured basis, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of its total net assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its total net assets taken at cost to secure such borrowing.

 .........Aggressive  may not borrow money except on an unsecured basis up to 25%
of its net assets, subject to the requirements that the value of the Fund's assets, including the proceeds of borrowings, does not at any time become less than 300% of the Fund's indebtedness; provided, however, that if the value of the Fund's assets becomes less than such amount, the Fund will reduce its borrowings within three business days so that the value of the Fund's assets will be at least 300% of its indebtedness.

 .........U.S. Real Estate may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

16.......Joint Trading

 .........None of Aggressive*, Evergreen, Limited Market or U.S. Real Estate* may
participate on a joint or joint and several basis in any trading account in any securities. (A Fund's "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

17.......Options

 .........Neither  Limited  Market nor U.S.  Real Estate* may write,  purchase or sell put or call options, or combinations thereof, except that U.S. Real Estate may do so as permitted under "Description of the Funds - Investment Objectives and Policies" in its Prospectus.

 .........Evergreen  may not  write,  purchase  or sell put or call  options,  or combinations thereof, except that the Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's total net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.


                            NON FUNDAMENTAL OPERATING POLICIES

 .........Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees/Directors without a shareholder vote.

1........Futures and Options  Transactions

     With respect to U.S. Real Estate, which may invest in futures and options, the Fund will not: (i) sell futures contracts, purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

2........Illiquid Securities.

 .........None  of  Evergreen*,  Limited  Market* or U.S. Real Estate* may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees/ Directors have determined to be liquid.


3........Other.  In order to comply with certain state blue sky limitations:
         -----

 ...........Evergreen  and U.S.  Real  Estate  interpret  fundamental  investment restriction 7 to prohibit investments in oil, gas and mineral leases.

 ...........Evergreen  and U.S.  Real  Estate  interpret  fundamental  investment restriction 14 to prohibit investment in real estate limited partnerships which are not readily marketable.

                          CERTAIN RISK CONSIDERATIONS

 ...........There  can be no assurance  that a Fund will  achieve its  investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds- Investment Objectivess and Policies" in the Prospectus.

 ...........While U. S. Real Estate is technically diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), because the investment alternatives of the Fund are restricted by a policy of concentrating at least 65% of its total assets in companies in the real estate industry, investors should understand that investment in this Fund may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industry investment alternatives.

Borrowing.

        The table set forth below describes the extent to which Evergreen entered into borrowing transactions during the fiscal years ended September 30, 1994 and 1995.

EVERGREEN

                                                                     Average
                                                                     Amount
              Amount of Debt  Average Amount of  Average Number of   of Debt
              Outstanding     Debt Outstanding   Shares Outstanding  Per-Share
Year Ended    End of Year     During the Year    During the Year     During Year
----------    -----------     -----------------  ------------------  -----------
9/30/93          $0           $ 1,369,863          50,301,298         $0.03
9/30/94          $0           $11,164,110          39,709,107         $0.28
9/30/95          $0           $12,243,662          39,231,834         $0.31



                                        MANAGEMENT

        The Trustees and executive officers of the Trusts and the Directors and executive officers of Limited Market, their ages, addresses and principal occupations during the past five years are set forth below:

Laurence B. Ashkin (67), 180 East Pearson Street, Chicago, IL-Trustee/Director. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam*(68), Greenwich Plaza, Greenwich, CT-Trustee/Director. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (71), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee/ Director. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Robert J. Jeffries (72), 2118 New Bedford Drive, Sun City Center, FL-Trustee/. Director. Corporate consultant since 1967.

Gerald M. McDonnell (56), 821 Regency Drive, Charlotte, NC-Trustee/Director. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (57), 4419 Parkview Drive, Charlotte, NC-Trustee/Director. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham
Corporation from 1988  to  1990;  Vice  President  of  Rexham   Industries,
Inc.   (diversified manufacturer) from 1989 to 1990; Vice  President-Finance and Resources,  Rexham Corporation from 1979 to 1990.


William Walt Pettit*(40), Holcomb and Pettit, P.A., 207 West Trade St., Charlotte, NC-Trustee/Director. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990.

Russell A. Salton, III, M.D. (48), Primary Physician Care, 1515 Mockingbird Lane, Charlotte, NC-Trustee/Director. President, Primary Physician Care since 1990.

Michael S. Scofield (52), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee/ Director. Attorney, Law Offices of Michael S. Scofield since prior to 1989.

John J. Pileggi (36), 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz Incorporated since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (39), 237 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz Incorporated since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

     Except for Messrs. Ashkin, Bam and Jeffries, who are not Trustees of Evergreen Investment Trust (formerly First Union Funds), the Trustees/ Directors and officers listed above hold the same positions with a total of ten registered investment companies offering a total of thirty-two investment funds within the Evergreen mutual fund complex.

--------

     * Mr. Bam and Mr. Pettit may each be deemed to be an "interested person" within the meaning of the 1940 Act.

            The officers of the Trusts and Limited Market are all officers and/or employees of Furman Selz Incorporated. Furman Selz Incorporated is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

         The Funds do not pay any direct remuneration to any officer or Trustee/Director who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser". Currently, none of the Trustees/Directors is an "affiliated person" as defined in the 1940 Act. The Trusts and Limited Market pay each Trustee/Director who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses (and $500 for each telephone conference meeting) as follows:

Name of Trust/Fund                              Annual Retainer   Meeting Fee


Evergreen Trust                                 $4,500
  Evergreen                                                         $300
  Aggressive                                                        $100

Evergreen Equity Trust                          $1,000*
  U.S. Real Estate                                                   100

Limited Market                                     500               100

--------------------
* This reflects the aggregate retainer paid by Evergreen Equity Trust with respect to all of its investment series, which are Evergreen U.S. Real Estate Equity Fund, Evergreen Global Real Estate Equity Fund and Evergreen Global Leaders Fund.


         Set forth below for each of the Trustees/Directors is the aggregate compensation paid to such Trustees/Directors by each Trust and Limited Market for the fiscal year ended September 30, 1995.


                                                                Total
                                                                Compensation
                     Aggregate Compensation From Trust          From Trusts
                                                                & Fund
Name of           Evergreen      Equity             Limited     Complex Paid
Person            Trust*         Trust              Market      to Trustees

Laurence Ashkin   5,531           981                1,180        24,513

Foster Bam        5,563         1,013                1,213        24,694

James S. Howell   5,375           825                1,025        38,075

Robert J.         5,544           994                1,194        24,483
 Jeffries

Gerald M.
 McDonnell       5,375            825                1,025        35,656

Thomas L.
 McVerry         5,375            825                1025         37,090

William Walt
 Pettit          5,375            825                1025         36,840

Russell A.
 Salton, III, M.D. 5,375          825                1025         34,490

Michael S.
 Scofield        5,375            825                1025         35,565

 * Aggressive commenced operations as the successor Fund to ABT Emerging Growth Fund, on June 30, 1995. Accordingly, the Trustees'fees reported in the foregoing table reflect for Aggressive, the period from July 1, 1995 to September 30, 1995.


     No officer or Trustee/Director of the Trusts and Limited Market owned Class A, B or C shares of any Fund as of the date hereof. The number and percent of outstanding Class Y shares of each Fund owned by officers and Trustees /Directors as a group on October 31, 1995, is as follows:


                            No. of Shares Owned
                              By Officers and      Ownership by Officers and
                            Trustees/Directors     Trustees/Directors as a %
Name of Fund                     as a Group        of Class Y Shares Outstanding

Evergreen                    216,039                        .55%
U.S. Real Estate               -0-                           -0-
Limited Market               43,373                        1.28%
Aggressive                     -0-                           -0-


         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of October 31, 1995.




                                  Name of                             % of
Name and Address                  Fund/Class           No. of Shares  Class/Fund
----------------                  ----------           -------------  ----------
Fubs & Co. Febo                   Evergreen/C            13,392      9.74%/.03%
Mary Anne Riordan Rev. Trust
Mary Ann Riordan TTEE
U/A/D  05/04/95
C/O First Union National Bank
301 S. Tryon Street
Charlotte,  NC 28288-0001

First Union Brokerage Services   U.S. Real Estate/A        2,547    85.48%/.30%
FBO Astrid & Bernard Celestin
A/C #6T50172026
201 South College 5th Floor
Charlotte, NC 28202-2003

First Union National Bank        U.S. Real Estate/B        2,982   20.73%/ .36%
NC C/F
Lawrence L. Norner IRA
301 S. Tryon Street
Charlotte, NC 28288-0001

FUBS & CO. Febo                  U.S. Real Estate/B        3,518    24.46%/ .30%
June P. Mooring
301 S. Tryon Street
Charlotte, NC 28304-0498

Fubs & Co. Febo                  U.S. Real Estate/B        5,440    37.82%/ .65%
Alan R. Finnieston
Karen L. Finnieston
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Norman Kranzdorf                 U.S. Real Estate/C           241   35.10%/ .03%
FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

FUBS & CO. FEBO                  U.S. Real Estate/C           445   64.76%/ .05%
Laurence T. Casey
FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

Constance E. Lieber              U.S. Real Estate/Y        74,945    9.15%/8.95%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber*               U.S. Real Estate/Y       218,381  26.66%/26.08%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

The Essel Foundation             U.S. Real Estate/Y        48,455   5.91%/ 5.80%
2500 Westchester Avenue
Purchase, NY  10577

Charles Schwab & Co. Inc.        U.S. Real Estate/Y        73,496   8.97%/ 8.78%
Reinvest Account
Attn:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch                      Aggressive Growth/A   272,881    6.78%/ 6.03%
Trade House Account-Aid
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr.,East 3rd Fl.
Jacksonville, FL 32246-6484

Fubs & Co. Febo                    Aggressive Growth/C     1,414    6.37%/  .03%
The Shalah Corp.
FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                   Aggressive Growth/C      2, 917  13.13%/  .06%
Antonio Novoa Rivo and
Delia Vasquez De Novoa and
Antonio Novoa Vasquer and
Maria I. Novoa
FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                  Aggressive Growth/C      12,487   56.23%/  .28%
Octavio Riano-Avila and
Rosalba Chauez De Riano
FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                  Aggressive Growth/C      2,852    12.84%/  .06%
Vincenzo Mancuso
FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank        Aggressive Growth/Y      35,811   12.99%/  .79%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank        Aggressive Growth/Y     125,930   45.68%/ 2.78%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-0001

Citicorp USA Inc. C/F          Aggressive Growth/Y     59,155    21.46%/ 1.31%
Marlboro Equity Partners LP
153 Eeast 53rd Street
Attn: Secured Landing Unit
Millie Figueroa
New York, NY 10043-0001


Fubs & Co. Cust                  Limited Market/A       5,810    9.76%/  .16%
FBO Edward M. Armfield, Sr.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                  Limited Market/A       3,453    5.80%/  .10%
Gerald Herson
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                  Limited Market/A       3,008     5.05%/ .08%
   Janet P. Lipov and
Larry A. Lipov
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001


Fubs & Co. Febo                  Limited Market/B       9,994    9.05%/ .28%
Jean Pierre Papaix
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001

First Union National Bank FL C/F  Limited Market/C        207    5.91%/   0%
Kathleen L. Hannan MD Sep.
C/O FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank GA C/F  Limited Market/C      1,030   29.47%/ .03%
Janet E. Dauugherty IRA
C/O FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                   Limited Market/C      1,228   35.11%/ .03%
Peter Thurridl
C/O FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

FUBS & Co. Febo                   Limited Market/C         570   16.32%/ .02%
John P. Kolb
C/O FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

NFSC Febo # X04-130168            Limited Market/C         179    5.12%/   0%
Kira Singer
C/O FUNB
301 S. Tryon Street
Charlotte, NC 28288-0001

Charles Schwab & Co. Inc.        Limited Market/Y     439,952    12.95%/12.32%
Reinvest Account
Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

Stephen A. Lieber                Limited Market/Y     230,150     6.78%/6.45%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

---------------------------------
     *As a result of his ownership of 26.08% of the shares of U.S. Real Estate on October 31, 1995, Mr. Lieber may be deemed to "control" the Fund, as that term is defined in the 1940 Act.


                                    INVESTMENT ADVISER
               (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Evergreen, U.S. Real Estate and Limited Market is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Aggressive is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The
executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, Theodore J. Israel, Jr., Executive Vice President, Joseph J. McBrien, Senior Vice President and General Counsel, and George R. Gaspari, Senior Vice President and Chief Financial Officer.

         On June 30, 1994, Evergreen Asset and Lieber and Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors'
qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned subsidiary of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Evergreen,

U.S. Real Estate and Limited Market entered into a new investment advisory agreement with EAMC and into a distribution agreement with Evergreen Funds Distributor, Inc.(the "Distributor"), an affiliate of Furman Selz Incorporated. At that time, EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser.

         The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued. The new advisory and sub-advisory agreements were approved by the shareholders of Evergreen, U.S. Real Estate and Limited Market at their meeting held on June 23, 1994, and became effective on June 30, 1994. Aggressive, which commenced operations on June 30, 1995, entered into an advisory agreement with FUNB on June 30, 1995.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:


EVERGREEN        Year Ended       Year Ended    Year Ended
                 9/30/95          9/30/94       9/30/93
Advisory Fee     $5,472,439       $5,738,633    $7,217,230
                 ==========       ==========    ==========
Expense
Reimbursement    $ 24,130
                  ---------

AGGRESSIVE*       Period Ended
                  7/1/95 - 9/30/95
Advisory Fee      $106,041
                  ----------
Waiver                   0
Net Advisory Fee  $106,041
                  =========
Expense
Reimbursement            0
                  ----------

U.S. REAL ESTATE** Year Ended   Year Ended    Year Ended
                   9/30/95      9/30/94      12/31/93
Advisory Fee       $ 85,509     $ 57,506      $  8,624
                   ---------    --------      --------
Waiver             ( 85,509)    ($57,506)      ($8,624)
Net Advisory Fee   $      0     $      0      $      0
                   =========    =========     =========
Expense
Reimbursement      $ 43,013     $9,102       $18,480
                   ---------    -------       -------


LIMITED MARKET     Year Ended   Year Ended   Year Ended
                   9/30/95      9/30/94      5/31/94
Advisory Fee       $800,642     $314,648     $964,383
                   ========     ========     ========
Expense
Reinbursement     $ 48,100
                   -------


         *Aggressive  commenced  operations  as  successor  Fund to ABT Emerging
Growth Fund on June 30, 1995. Therefore, the figures set forth in the table above reflect the advisory fees paid to the Fund's investment adviser for period from the commencement of operations through September 30, 1995. The advisory fees paid to Palm Beach Capital Management,Ltd. investment adviser to ABT Emerging Growth Fund for the period November 1, 1994 through June 30, 1995 totalled $248,815.


   **U.S. Real Estate commenced operations on September 1, 1993 and, therefore, the first year's figures set forth in the table above reflect for U.S. Real Estate, investment advisory fees paid for the period form commencement of operations through December 31, 1993.



Expense Limitations

         Each Adviser's fee will be reduced by, or the Adviser will reimburse the Funds for any amount necessary to prevent such expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Adviser's fee) from exceeding the most restrictive of the expense limitations imposed by state securities commissions of the states in which the Funds' shares are then registered or qualified for sale. Reimbursement, when necessary, will be made monthly in the same manner in which the advisory fee is paid. Currently the most restrictive state expense limitation is 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2% of the next $70,000,000 of such assets and 1.5% of such assets in excess of $100,000,000.

         In addition, each Adviser has in some instances voluntarily limited (and may in the future limit) expenses of certain of the Funds. Until U.S. Real Estate reaches $15 million in net assets, Evergreen Asset has voluntarily agreed to reimburse the Fund to the extent that the Fund's aggregate operating expenses

(including  the  Adviser's  fee  but  excluding   interest,   taxes,   brokerage
commissions, Rule 12b-1 distribution fees and extraordinary expenses) exceed 1.50% of its average net assets for any fiscal year.

         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's and Limited Market's Trustees/Directors or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to Evergreen, U.S. Real Estate and Limited Market were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and will continue in effect until June 30, 1996, and thereafter from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust and Directors of Limited Market including a majority of those Trustees/Directors who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund. With respect to Aggressive, the Investment Advisory Agreement dated June 30, 1995 was initially approved by the Trustees of Evergreen Trust on April 20, 1995 and it will continue from year to year with respect to the Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

         Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         On July 1, 1995, Evergreen Asset commenced providing administrative services to Aggressive and each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serves as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion;
and  .010% on  assets in excess  of  $30  billion.   Furman  Selz  Incorporated,
an affiliate of the Distributor, serves as sub-administrator to Aggressive and is entitled to receive a fee from the Fund based on the average daily net assets of Aggressive at a rate calculated on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serves as investment adviser were approximately $10.3 billion as of October 31, 1995.

     For the period July 1, 1995 through September 30, 1995, Aggressive paid Evergreen Asset $9,462 in admistrative service fees


                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust and the Directors of Limited Market for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees/Directors who are not "interested persons" of each Trust and Limited Market (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees/Directors then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Evergreen, U.S. Real Estate, and Limited Market commenced offering Class A, Class B and Class C shares on January 3, 1995 and Aggressive commenced offering Class A, Class B and Class C shares on June 30, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 (April 20, 1995 with respect to Aggressive) and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees/Directors of each Trust and Limited Market, including the disinterested Trustees/Directors voting separately, at a meeting called for that purpose and held on December 13, 1994 (April 20, 1995 with respect to Aggressive). The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were also approved at the December 13, 1994 (April 20, 1995 with respect to Aggressive) meeting by the unanimous vote of the Trustees/Directors, including the disinterested Trustees/Directors voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees/Directors of each Trust and Limited Market or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees/ Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees/Directors) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A,Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the

Fund reasonably requests for its Class A, Class B and Class C shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees/Directors of a Trust and Limited Market or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees/Directors, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees/Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

            For the fiscal period from January 3, 1995 through September 30, 1995, Evergreen , U.S. Real Estate and Limited Market incurred distribution services fees as follows: $21,713, $ 6, and $1,429, respectively, on behalf of their Class A shares; $160,792, $269, and $8,649, respectively, on behalf of their Class B shares; and $3,738, $ 5, and $303, respectively, on behalf of their Class C shares.

            For the fiscal period from July 1, 1995 through September 30, 1995, Aggressive incurred distribution services fees on behalf of its Class A, Class B and Class C shares of $41,237, $1,989 and $29, respectively.



                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees/Directors. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, a Fund will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees/Directors have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Fund will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:


EVERGREEN              Year ended    Year Ended     Year Ended
                       9/30/95       9/30/94        9/30/93
Total Brokerage        $342,559      $535,816       $534,533
Commissions
Dollar Amount and %    $252,069     $478,391       $477,691
paid to Lieber               74%         89%            89%
% of Transactions
Effected by Lieber           73%         90%            90%



U.S. REAL ESTATE**    Year Ended   Period Ended    Year Ended
                        9/30/95      9/30/94       12/31/93
Total Brokerage         $71,440      $49,723        $14,287
Commissions
Dollar Amount and %     $68,714      $48,400        $13,657
paid to Lieber               96%          97%            96%
% of Transactions
Effected by Lieber           95%          98%            97%


LIMITED MARKET         Year Ended     Period Ended      Year Ended
                        9/30/95         9/30/94         5/31/94
Total Brokerage         $414,048        $94,996        $183,282
Commissions
Dollar Amount and %     $125,347        $51,736         $82,104
paid to Lieber           30%               54%             45%
% of Transactions
Effected by Lieber       24%               50%             40%

          **U.S. Real Estate commenced operations on September 1, 1993 and, therefore, the first year's figures set forth in the table above reflect commissions paid for the period from commencement of operations through December 31, 1993.




                           ADDITIONAL TAX INFORMATION
                       (See also "Taxes" in the Prospectus)

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the
"Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and
(C) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                      NET ASSET VALUE

         The following information supplements that set forth in each Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative. " On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust/Articles of Incorporation and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees/Directors.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees/Directors will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees/Directors deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

                                      PURCHASE OF SHARES

         The following information supplements that set forth in each Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares".

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (I) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates are not issued for any class of shares of any Fund. All such shares shall remain in the shareholder's account on the records of the Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (C) institutional investors. The four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (III) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (IV) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (V) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B or Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge would have to hold his or her investment approximately seven years for the Class B and Class C distribution services fees to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the seven year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees/Directors have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees/Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                 Net              Per Share                   Offering
                Asset              Sales                      Price
                Value              Charge        Date         Per Share

Evergreen      $15.55              $.78           9/30/95     $16.33

Aggressive     $17.37              $.87           9/30/95     $18.24

U.S. Real
Estate         $11.42              $.57            9/30/95     $11.99

Limited Market $18.41              $.92            9/30/95     $19.33




         Prior to January 3, 1995, shares of the Funds then offering shares were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

            The following commissions were paid and amounts retained on behalf of Evergreen, U.S. Real Estate and Limited Market for the period from January 3, 1995 through September 30, 1995, and on behalf of Aggressive for the period for the period from July 1, 1995 through September 30, 1995:

                                   Period from
                                1/3/95 - 9/30/95
Evergreen
         Commissions Received     586,701
         Commissions Retained      72,923

                                   Period from
                                7/1/95 - 9/30/95
Aggressive
         Commissions Received     70,327
         Commissions Retained      8,909

                                   Period from
U.S. Real Estate                  1/3/95 - 9/30/95
         Commissions Received         118
         Commissions Retained          13

                                   Period from
Limited Market                    1/3/95 - 9/30/95
         Commissions Received        3,418
         Commissions Retained          495



         Investors  choosing the front-end  sales charge  alternative  may under
certain   circumstances   be  entitled  to  pay  reduced  sales   charges.   The
circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen mutual funds other than money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen mutual fund. Currently, the Evergreen mutual funds include:

Evergreen Fund
Evergreen Global Real Estate Equity Fund Evergreen U.S. Real Estate Equity Fund Evergreen Global Leaders Fund Evergreen Limited Market Fund, Inc. Evergreen Growth and Income Fund Evergreen Total Return Fund Evergreen American Retirement Fund Evergreen Small Cap Equity Income Fund Evergreen Tax Strategic Foundation Fund Evergreen Short-Intermediate Municipal Fund Evergreen Short-Intermediate Municipal Fund-CA Evergreen Tax Exempt Money Market Fund Evergreen Money Market Fund Evergreen Foundation Fund Evergreen Florida High Income Municipal Bond Fund Evergreen Aggressive Growth Fund Evergreen Balanced Fund* Evergreen Utility Fund* Evergreen Value Fund* Evergreen U.S. Government Fund* Evergreen Fixed Income Fund* Evergreen Managed Bond Fund* Evergreen Emerging Markets Growth Fund* Evergreen International Equity Fund* Evergreen Treasury Money Market Fund* Evergreen Florida Municipal Bond Fund* Evergreen Georgia Municipal Bond Fund* Evergreen North Carolina Municipal Bond Fund* Evergreen South Carolina Municipal Bond Fund*

Evergreen Virginia Municipal Bond Fund*
Evergreen High Grade Tax Free Fund*



*  Prior  to July 7,  1995,  each  Fund  was  named  "First  Union"  instead  of
"Evergreen."

     Prospectuses for the Evergreen mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (I)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen mutual fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 3.00% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B or Class C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen mutual fund, to qualify for the 3.75% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees/Directors of the Trust or Limited Market; present or former trustees of other investment companies managed by the Advisers; present or retired full-time employees of the Adviser; officers, directors and present or retired full-time employees of the Adviser, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Adviser, the Distributor. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over eight years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the eight-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.


           Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed
"preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.




Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.

                            GENERAL INFORMATION ABOUT THE FUNDS
 (See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     Evergreen Limited Market Fund, Inc. is a Maryland corporation. Each of the Evergreen Fund and Evergreen Aggressive Growth Fund is a separate series of Evergreen Trust, a Massachusetts business trust. The Evergreen U.S. Real Estate Equity Fund is a series of Evergreen Equity Trust, a Massachusetts business Trust. The Evergreen Aggressive Growth Fund, which is a newly created series of Evergreen Trust, acquired substantially all of the assets of ABT Emerging Growth Fund (the "ABT Fund") on June 30, 1995. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.


         Evergreen and Aggressive may issue an unlimited number of shares of beneficial interest with a $0.001 par value. U.S. Real Estate may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         The authorized  capital stock of Limited Market  consists of 25,000,000 shares of common stock having a par value of $0.10 per share. Each share of Limited Market is entitled to one vote and to participate equally in dividends and distributions declared by Limited Market and, on liquidation, to its proportionate share of the net assets remaining after satisfaction of outstanding liabilities (including fractional shares on a proportional basis). All shares of Limited Market when issued will be fully paid and non-assessable and have no preemptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share. The rights of the holders of shares of common stock may not be modified except by vote of the holders of a majority of the outstanding shares.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Fund or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Under the Bylaws of Limited Market, each Director will continue in office until such time as less than a majority of the Directors then holding office have been elected by the shareholders or upon the occurrence of any of the conditions described under Section 16 of the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Bylaws or the 1940 Act.


         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees/Directors can elect 100% of the Trustees/Directors if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees/Directors.

         The Trustees/Directors of each Trust and Limited Market are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust or Limited Market with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of either the Commonwealth of Massachusetts or the State of Maryland. If shares of another series of a Trust or Limited Market were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees/Directors, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related an other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholder meeting for the removal of the Trustees/Directors of each Trust or Limited Market, similar to those set forth in Section 16(C) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the Securities and Exchange Commission would be required.


Distributor

         Evergreen Funds Distributor, Inc. (the "Distributor"), 237 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Ernst & Young LLP has been selected to be the independent auditors of Limited Market.

        Price Waterhouse LLP has been selected to be the independent auditors of Evergreen, U.S. Real Estate and Aggressive.



                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Evergreen, U.S. Real Estate and Limited Market, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. With respect to Aggressive, the Fund is the successor of the the ABT Emerging Growth Fund and the information presented is based on the ABT Emerging Growth Fund's Class A shares, the only outstanding class until June 30, 1995. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.





Evergreen       1 Year     5 Years     10 Years
                 Ended       Ended        Ended
               9/30/95     9/30/95      9/30/95
Class A         26.46%      18.65%      12.72%
Class B         25.89%      18.54%      12.67%
Class C         25.89%      18.54%      12.67%

Class Y         26.79%                  18.71%                12.75%


Limited         1 Year     5 Years     10 Years
Market           Ended       Ended        Ended
               9/30/95     9/30/95      9/30/95
Class A          4.70%     14.36%       12.84%
Class B          4.08%     14.22%       12.77%
Class C          4.13%     14.23%       12.78%
Class Y          4.76%     14.03%       12.84%







U.S. Real                      From
Estate           1 Year      9/1/93
                  Ended  (inception)
                9/30/95  to 12/31/95
Class A         17.42%      8.62%
Class B         16.91%      8.39%
Class C         17.32%      8.58%
Class Y         17.63%      8.71%


Aggressive      1 Year      5 Years     10 Years
                 Ended        Ended        Ended
               9/30/95      9/30/95      9/30/95
Class A         28.19%       25.75%      16.19%
Class B         28.04%       25.72%      16.18%
Class C         27.75%       25.66%      16.15%
Class Y         28.27%       25.76%      16.20%



         The performance numbers for Evergreen, U.S. Real Estate and Limited Market for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge. For Aggressive, the performance numbers for the Class B, Class C and Class Y shares are hypothetical numbers based upon the performance for the Class A shares of ABT Emerging Growth Fund, which is the predecessor to Aggressive for accounting purposes as adjusted for any applicable contingent deferred sales charge.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the Securitties and Exchange Commission yield formula) for, a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of the following Funds for the thirty-day period ended October 31, 1995 for each Class of shares offered by the Funds is set forth in the table below:


Evergreen                          Aggressive
  Class A   .35%                     Class A    - .35%

  Class B  -.16%                     Class B    -1.06%
  Class C  -.13%                     Class C    - .85%
  Class Y   .78%                     Class Y    - .09%


U.S. Real Estate                 Limited Market
  Class A   2.84%                     Class A   -1.10%
  Class B   2.05%                     Class B   -1.85%
  Class C   2.10%                     Class C   -1.85%
  Class Y   3.02%                     Class Y   -1.02%




Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.


Additional Information


     Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts and Limited Market with the Securities and Exchange
Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

                             FINANCIAL STATEMENTS

     Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP (in the case of Limited
Market), and Price Waterhouse LLP (in the case of Evergreen, U.S. Real Estate and Aggressive) are incorporated by reference in the Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.




APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.



         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service Inc. A brief description of the applicable Moody's Investors Service Inc.'s rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


            Duff & Phelps: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.)
Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

*******************************************************************************

                               THE EVERGREEN TRUST

PART C.    OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         a.       Financial Statements

         Included in Part A of this Registration Statement:

         Financial Highlights for the Evergreen Fund for the fiscal years ended September 30, 1986 through September 30, 1995.

         Financial Highlights for Evergreen Aggressive Growth Fund (Successor to ABT Emerging Growth Fund) for the fiscal years ended December 31, 1986 and 1987, the ten months ended October 31, 1988 the fiscal years ended October 31, 1989 through October 31, 1994 and eleven months ended September 30, 1995.

         Included in Part B of this Registration Statement:*

         Statement of Investments of Evergreen Fund and Evergreen Aggressive Growth Fund as of September 30, 1995;
         Statement of Assets and Liabilities for Evergreen Fund and Evergreen Aggressive Growth Fund as of September 30, 1995;
         Statement of Operations of Evergreen Fund and Evergreen Aggressive Growth Fund for the year ended September 30, 1995;
         Statements of Changes in Net Assets of the Evergreen Fund for the fiscal years ended September 30, 1994 and 1995, and for Evergreen Aggressive Growth Fund for the fiscal year ended October 31, 1994 and the eleven months ended September 30, 1995;
         Financial Highlights; Combined Notes to Financial Statements
         Report of Independent Auditors

         Statements, schedules and historical information other than those listed have been omitted since they are either not applicable or are not required or the required information is shown is the financial statements or notes thereto.

         b.       Exhibits

         No.  Description

         1(A)  Amended and Restated Declaration of Trust**
         1(B)  Form of Instrument providing for the Establishment and
                Designation of Classes**
         2     By-Laws**
         3     None
         4     Instruments  Defining  Rights of  Shareholders**
         5(A)  Evergreen Fund  Investment   Advisory   Agreement**
         5(B)  Evergreen  Fund  Investment  Subadvisory   Agreement**
         5(C)  Evergreen   Aggressive  Growth  Fund
                 Investment Advisory  Agreement**
         5(D)  Evergreen Aggressive Growth Fund
               Investment Subadvisory
                 Agreement**
         6    Distribution Agreement**
         7    None
         8    Custodian Agreement**
         9    None
         10   None
         11   Consent of Price Waterhouse, independent accountants
         12   None
         13   None
         14   None
         15   Form of Rule 12b-1 Distribution Plan**
         16   None
         17   None

Item 25. Persons Controlled by or Under Common Control with Registrant

                  None

--------------------------

         * Incorporated by reference to the Annual Report to Shareholders for the fiscal year ended September 30, to 1995 which has been previously filed with the Commission and by reference to the Annual Report of Registrant on form NSAR for the aforementioned period. **
         Incorporated   by  reference  to  Registrant's  previous filings on
         Form N-1A.

Item 26. Number of Holders of Securities (as of October 31, 1995)

             (1)                                                     (2)
                                                               Number of Record
         Title of Class                                          Shareholders

Evergreen Fund:
Class Y Shares of Beneficial Interest ($0.001 par value)              28,817

Class A Shares of Beneficial Interest ($0.001 par value)               6,146

Class B Shares of Beneficial Interest ($0.001 par value)              10,782

Class C Shares of Beneficial Interest ($0.001 par value)                 269

Evergreen Aggressive Growth Fund:

Class Y Shares of Beneficial Interest ($0.001 par value)                  86

Class A Shares of Beneficial Interest ($0.001 par value)               5,816

Class B Shares of Beneficial Interest ($0.001 par value)                 444

Class C Shares of Beneficial Interest ($0.001 par value)                  21

Item 27. Indemnification

         Article  XI  of  the   Registrant's   By-laws  contains  the  following
provisions regarding indemnification of Trustees and officers:

         SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         SECTION 11.3 Expenses of Successful Defense. To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         SECTION 11.4 Required Standard of Conduct.

         (a) Unless a court orders otherwise,  any indemnification under Section
11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by: (i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, (ii) an independent legal counsel in a written opinion.

         (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

              (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

              (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

                  (A) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                  (B) An independent legal counsel in a written opinion.

         SECTION 11.5 Advance  Payments.  Notwithstanding  any provision of this
Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a) the Trustee or officer to be indemnified provides a security for his undertaking; or

     (b) The Trust is insured against losses arising by reason of any lawful advances; or

     (c) There is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:
     (i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

     (ii) An independent legal counsel in a written opinion.

         SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

         SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

         SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business or Other Connections of Investment Adviser

     Evergreen Asset Management Corp. ("Evergreen Asset"), the investment adviser to Registrant's Evergreen Fund series, and Lieber and Company, the sub-adviser to Registrant's Evergreen Fund series also acts as such to one or more of the separate investment series offered by The Evergreen Total Return Fund, The Evergreen Limited Market Fund, Inc., Evergreen Growth and Income Fund, The Evergreen Money Market Trust, The Evergreen American Retirement Trust, The Evergreen Municipal Trust, Evergreen Equity Trust and Evergreen Foundation Trust, all registered investment companies. Stephen A. Lieber, Chairman and Co-CEO, Theodore J. Israel, Jr., Executive Vice President, Nola Maddox Falcone, President and Co-CEO, George R. Gaspari, Senior Vice President and CFO and
Joseph J. McBrien, Senior Vice President and General Counsel, are the principal executive officers of Evergreen Asset and Lieber and Company, were, prior to June 30, 1994 officers and/or directors or trustees of the Registrant and the other funds for which the Adviser acts as investment adviser.

     For a description of the other business of the First Union National Bank of North Carolina ("FUNB-NC"), which will serves as investment adviser to Registrant's Evergreen Aggressive Growth Fund series, see the section entitled "Investment Advisers" in Part A.

     The Directors and principal executive officers of FUNB, are set forth in the following table:


               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           BOARD OF DIRECTORS

       Ben Mayo Boddie                    Raymond A. Bryan, Jr.
       Chairman & CEO                     Chairman & CEO
        Boddie-Noell Enterprises, Inc.    T.A. Loving Company
       P.O. Box 1908                      P.O. Drawer 919
       Rocky Mount, NC 27802              Goldsboro, NC 27530

       John F.A.V. Cecil                  John W. Copeland
       President                          President
       Biltmore Dairy Farms, Inc.         Ruddick Corporation
       P.O. Box 5355                      2000 Two First Union Center
       Asheville, NC 28813                Charlotte, NC 28282

       John Crosland, Jr.                 J. William Disher
       Chairman of the Board              Chairman & President
       The Crosland Group, Inc.           Lance Incorporated
       135 Scaleybark Road                P.O. Box 32368
       Charlotte, NC  28209               Charlotte, NC 28232

       Frank H. Dunn                      Malcolm E. Everett, III
       Chairman and CEO                   President
       First Union National Bank          First Union National Bank
         of North Carolina                 of North Carolina
       One First Union Center             310 S. Tryon Street
       Charlotte, NC 28288-0006           Charlotte, NC 28288-0156

       James F. Goodmon                   Shelton Gorelick
       President & Chief                  President
         Executive Officer                SGIC, Inc.
       Capitol Broadcasting               741 Kenilworth Ave., Suite 200
         Company, Inc.                    Charlotte, NC 28204
       2619 Western Blvd.
       Raleigh, NC  27605

       Charles L. Grace                   James E. S. Hynes
       President                          Chairman
       Cummins Atlantic, Inc.             Hynes Sales Company, Inc.
       P.O. Box 240729                    P.O. Box 220948
       Charlotte, NC  28224-0729          Charlotte, NC  28222

       Daniel W. Mathis                   Earl N. Phillips, Jr.
       Vice Chairman                      President
       First Union National Bank          First Factors Corporation
         of North Carolina                P.O. Box 2730
       One First Union Center             High Point, NC  27261
       Charlotte, NC  28288-0009

       J. Gregory Poole, Jr.              John P. Rostan, III
       Chairman & President               Senior Vice President
       Gregory Poole Equipment Company    Waldensian Bakeries, Inc.
       P.O. Box 469                       P.O. Box 220
       Raleigh, NC  27602                 Valdese, NC  28690

       Nelson Schwab, III                 Charles M. Shelton, Sr.
       Chairman & CEO                     Chairman & CEO
       Paramount Parks                     The Shelton Companies, Inc
       8720 Red Oak Boulevard, Suite 315  3600 One First Union Center
       Charlotte, NC  28217               Charlotte, NC  28202

       George Shinn                       Harley F. Shuford, Jr.
       Owner and Chairman                 President and CEO
       Shinn Enterprises, Inc.            Shuford Industries
       One Hive Drive                     P.O. Box 608
       Charlotte, NC  28217               Hickory, NC  28603

               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           EXECUTIVE OFFICERS

            James Maynor, President, First Union Mortgage Corporation; Austin
            A. Adams, Executive Vice President; Howard L. Arthur, Senior Vice President; Robert T. Atwood, Executive Vice President and Chief Financial Officer; Marion A. Cowell, Jr., Executive Vice President, Secretary and General Counsel; Edward E. Crutchfield, Jr., Chairman, CEO, First Union Corporation; Frank H. Dunn, Jr., Chairman and CEO; Malcolm E. Everett, III, President; John R. Georgius, President, First Union Corporation; James Hatch, Senior Vice President and Corporate Controller; Don R. Johnson, Executive Vice President; Mark Mahoney, Senior Vice President; Barbara K. Massa, Senior Vice President; Daniel W. Mathis, Vice Chairman; H. Burt Melton, Executive Vice President; Malcolm T. Murray, Jr., Executive Vice President; Alvin T. Sale, Executive Vice President; Louis A. Schmitt, Jr., Executive Vice President; Ken Stancliff, Senior Vice President and Corporate Treasurer; Richard K. Wagoner, Executive Vice President and General Fund Officer.

            All of the Executive Officers are located at the following address: First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288.



Item 29. Principal Underwriters

     Evergreen Funds Distributor, Inc. The Director and principal executive officers are:

         Director          Michael C. Petrycki

         Officers          Robert A. Hering        President
                           Michael C. Petrycki     Vice President
                           Gordon Forrester        Vice President
                           Lawrence Wagner         VP, Chief Financial Officer
                           Steven D. Blecher       VP, Treasurer, Secretary
                           Elizabeth Q. Solazzo    Assistant Secretary
                           Thalia M. Cody          Assistant Secretary

         Evergreen Funds Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:


     Evergreen Trust
          Evergreen Fund
          Evergreen Aggressive Growth Fund
     Evergreen Equity Trust:
          Evergreen Global Real Estate Equity Fund
          Evergreen U.S. Real Estate Equity Fund
          Evergreen Global Leaders Fund
     The Evergreen Limited Market Fund, Inc.
     Evergreen Growth and Income Fund
     The Evergreen Total Return Fund
     The Evergreen American Retirement Trust:
          The Evergreen American Retirement Fund
          Evergreen Small Cap Equity Income Fund
     The Evergreen Foundation Trust:
          Evergreen Foundation Fund
          Evergreen Tax Strategic Foundation Fund
     The Evergreen Municipal Trust:
          Evergreen Short-Intermediate Municipal Fund
          Evergreen Short-Intermediate Municipal Fund-CA
          Evergreen Florida High Income Municipal Bond Fund
          Evergreen Tax Exempt Money Market Fund
     The Evergreen Money Market Fund
     Evergreen Investment Trust
          Evergreen Emerging Markets Growth Fund
          Evergreen  International Equity Fund
          Evergreen  Balanced Fund
          Evergreen  Value Fund
          Evergreen  Utility Fund
          Evergreen  Fixed Income Fund
          Evergreen  Managed Bond Fund
          Evergreen  U.S.  Government Fund
          Evergreen  Florida Municipal Bond Fund
          Evergreen  Georgia  Municipal Bond Fund
          Evergreen  North Carolina  Municipal Bond Fund
          Evergreen  South Carolina  Municipal Bond Fund
          Evergreen  Virginia Municipal  Bond Fund
          Evergreen  High  Grade  Tax Free Fund
          Evergreen  Treasury Money Market Fund



Item 30. Location of Accounts and Records

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant's Custodian, State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171 or the offices of Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577.


Item 31. Management Services

                           Not Applicable.

Item 32. Undertakings

                           Not Applicable.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City and State of New York, on the 30th day of November, 1995



                                Evergreen  Trust


                        by   /s/John J. Pileggi
                           -----------------------------
                           John J. Pileggi, President and Treasurer


     Each person whose signatures appears below hereby authorizes John J. Pileggi, Joan V. Fiore and Joseph J. McBrien, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any state securities commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Signatures                         Title                      Date
-----------                        -----                      ----

/s/ John J. Pileggi
-------------------------------     President and             November 30, 1995
John J. Pileggi                     Treasurer


/s/ Joan V. Fiore
------------------------------     Secretary                  November 30, 1995
Joan V. Fiore

/s/ Laurence B. Ashkin
-------------------------------     Trustee                   November 30, 1995
Laurence B. Ashkin


/s/ Foster Bam
-------------------------------     Trustee                   November 30, 1995
Foster Bam


/s/ James S. Howell
-------------------------------     Trustee                   November 30, 1995
James S. Howell


/s/ Robert J. Jeffries
-------------------------------     Trustee                   November 30, 1995
Robert J. Jeffries


/s/ Gerald M. McDonnell
-------------------------------     Trustee                   November 30, 1995
Gerald M. McDonnell


/s/ Thomas L. McVerry
-------------------------------     Trustee                   November 30, 1995
Thomas L. McVerry


/s/ William Walt Pettit
-------------------------------     Trustee                   November 30, 1995
William Walt Pettit


/s/ Russell A. Salton, III, M.D
-------------------------------     Trustee                   November 30, 1995
Russell A. Salton, III, M.D


/s/ Michael S. Scofield
-------------------------------     Trustee                   November 30, 1995
Michael S. Scofield

                              JAMES P. WALLIN, ESQ.
                             2500 WESTCHESTER AVENUE
                            Purchase, New York 10577






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:   EVERGREEN TRUST
      Filing of Post-Effective Amendment to Registration Statement on Form N-1A File No. 2-40357


Commissioners:

     I have acted as counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 31 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

                  Pursuant to paragraph (b)(4) of the Rule, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.


                                                  Very truly yours,

                                                 /s/James P. Wallin
                                                ---------------------
                                                  James P. Wallin

                                INDEX TO EXHIBITS


Exhibit
Number                     Description                                   Page

11                       Consent of Independent
                         Accountants

27                       Financial Data Schedules